                                                                   EXHIBIT 10.15

                                                                     30 MAR 1988

                           SOLICITATION/CONTRACT
          BIDDER/OFFEROR TO COMPLETE BLOCKS 11, 13, 15, 21, 22, & 27.
                   PJH/YPS          J U

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)            RATING
                                                                  DO C2/C9(e)

2.  CONTRACT NO.              3.  AWARD/EFFECTIVE DATE   4.  SOLICITATION NUMBER
    F41608-84-C-A100-PZ0050            84 MAY 16

5.  SOLICITATION TYPE                         6.  SOLICITATION ISSUE DATE

    / / SEALED BIDS     / / NEGOTIATED
          (CFB)               (RFP)

7.  ISSUED BY                                         CODE FD2050

    DEPARTMENT OF THE AIR FORCE
    DIRECTORATE OF CONTRACTING & MFG
    SAN ANTONIO AIR LOGISTICS CENTER
    KELLEY AFB, TEXAS 78241-5000

    BUYER: KNICKERBOCKER, S./PMR/(512) 925-3091
                                                      NO COLLECT CALLS

8.  THIS ACQUISITION IS

    / / UNRESTRICTED                       / / LABOR SURPLUS AREA CONCERNS

    / / SET ASIDE:       % FOR             / / COMBINED SMALL BUSINESS &
                                               LABOR SURPLUS AREA CONCERNS

    / / SMALL BUSINESS                     /X/ OTHER  RESTRICTED

        SIC :            SIZE STANDARD:

9.  SOLICITATION: N/A

10.  ITEMS TO BE PURCHASED (BRIEF DESCRIPTION).

     /X/ SUPPLIES    /X/ SERVICES  CONSTRUCTION MGMT SERVICES

11. IF OFFER IS ACCEPTED BY THE GOVERNMENT WITHIN ______ CALENDAR DAYS (60 CALENDAR DAYS UNLESS OFFEROR INSERTS A DIFFERENT PERIOD)
     FROM THE DATE SET FORTH IN BLK 9 ABOVE, THE CONTRACTOR AGREES TO HOLD HIS OFFERED PRICES FIRM FOR THE ITEMS SOLICITED HEREIN AND
     TO ACCEPT ANY RESULTING CONTRACT SUBJECT TO THE TERMS AND CONDITIONS STATED HEREIN:

12.  ADMINISTERED BY                                   CODE

                                                  PAS #: NONE    SCD: C

13.  CONTRACTOR OFFEROR       CODE  9Z237        FACILITY CODE

     CRS/SIRRINE METCALF & EDDY
     1177 WEST LOOP SOUTH, 6TH FL
     HOUSTON TX  77027

     DUNS NO 054447164

     / / CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN ORDER

        TELEPHONE NO

14.  PAYMENT WILL BE MADE BY                                        CODE  S4403A
     WRIGHT-PATTERSON AIR FORCE BASE
     2750 ABW/ACFIM
     WRIGHT-PATTERSON AFB, OH 45433

     SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK  :  7

15.  PROMPT PAY DISCOUNT
     None

16.  AUTHORITY FOR USING OTHER THAN      10 U.S.C. 2304      41 U.S.C. 253
     FULL AND OPEN COMPETITION       /X/ (C) (  4  )      / / (C) (     )

  17.                    18.                  19.     20.      21.        22.
ITEM NO.   SCHEDULE OF SUPPLIES/SERVICES   QUANTITY   UNIT  UNIT PRICE   AMOUNT

                  SEE SCHEDULE

                  FMS REQUIREMENT

                           ________________________________

                                APPROVED: 24 MAR 1988

                                /S/ JAMES C. BARONE
                                -------------------------
                                    JAMES C. BARONE
                                    Asst DCS/Contracting
                                    and Manufacturing

                           Air Force Logistics Command
                           ________________________________


23.  ACCOUNTING AND APPROPRIATION DATA
     SEE SECTION G

24.  TOTAL AWARD AMOUNT (FOR GOVT. USE ONLY)
               $815,733,237.00

25.  CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN      COPIES TO
/X/ ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY CONTINUATION SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.


26.  AWARD OF CONTRACT: YOUR OFFER ON SOLICITATION NUMBER
/ /  SHOWN IN BLOCK 4 INCLUDING ANY ADDITIONS OR CHANGES WHICH
     ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

27.  SIGNATURE OF OFFEROR/CONTRACTOR
     /s/ TRUITT B. GARRISON

28.  UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
     /s/

NAME AND TITLE OF SIGNER (TYPE OR PRINT)      DATE SIGNED
                                              08 MAR 1988

NAME OF CONTRACTING OFFICER                   DATE SIGNED
                                              08 MAR 1988

* DOD SIMPLIFICATION TEST (APR 85)

                                                                    PAGE 2 of 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050



                            PART I - THE SCHEDULE
                                  SECTION B
                     SUPPLIES OR SERVICE AND PRICES/COSTS


The Contractor shall furnish to the Government, under the Peace Shield Program,
Supplies and Services called for hereunder in meeting the overall Program
Management responsibilities to deliver facilities to the United States Air
Force.  The Supplies and Services shall be furnished in accordance with
Appendix "A", Statement of Work entitled "Peace Shield Program Services For
Peace Shield Facilities Construction Program", dated 88 JAN 22.
                                                     ---------
- - --------------------------------------------------------------------------------
ITEM      SUPPLIES/SERVICES                                         AMOUNT
- - --------------------------------------------------------------------------------

0001      PEACE SHIELD PROGRAM MANAGEMENT SERVICES
          ----------------------------------------

          Provide all personnel, supplies, and facilities to accomplish the Peace Shield Program Management
          Services.

0001AA    Provide Management Services to accomplish             $140,000,000.00
          Peace Shield Program Services.                        ---------------

          ACRN:  AA (Firm Fixed Price) ($120,000,000.00)
          ACRN:  AE (Firm Fixed Price) ($20,000,000.00)

0001AB    UNPRICED OPTION                                             $ * TBN
                                                                      -------
          Provide Management Services
          to accomplish final Design for
          the Central Maintenance Facility.

          ACRN:  AA (Firm Fixed Price)

0001AC    UNPRICED OPTION                                             $ * TBN
                                                                      -------
          Provide Management Services to accomplish
          Construction Management of the Central
          Maintenance Facility.

          ACRN:  AA (Firm Fixed Price)

0001AD    Provide Management Services                                 $ * TBN
          to accomplish concept design                                -------
          for the BOC at Jeddah AB.

          ACRN:  AA (Firm Fixed Price)

0001AE    UNPRICED OPTION                                             $ * TBN
                                                                      -------
          Provide Management Services
          to accomplish final design
          for the BOC at Jeddah AB.

          ACRN:  AA (Firm Fixed Price)

0001AF    UNPRICED OPTION                                             $ * TBN
                                                                      -------
          Provide Management Services
          to accomplish construction
          management for the BOC at
          Jeddah AB.

          ACRN:  AA (Firm Fixed Price)

        * TBN:  TO BE NEGOTIATED

                                                                    PAGE 3 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050



0001AG    UNPRICED OPTION                                         $ * TBN
                                                                  -------
          Provide management services
          to accomplish Final design
          and logistics services of FF&E.

          ACRN:  AA (Firm Fixed Price)

0002      DESIGN
          ------

          Furnish the following design services for the Peace Shield Program.

0002AA    Site adapt the design of the Riyadh Command         $ 3,646,040.00
          Operations Center (COC) for Sector Command          --------------
          Center/Sector Operation Centers (SCC/SOC's) at King Abdulaziz AB (KAAB), Al Kharj AB (AKAB),
          King Faisal AB (KFAB), King Khalid AB (KKAB) and King Fahad AB (KFDAB). This site adapt includes relocation of Decontamination Cell and Gas Turbine
          Generator System for each SCC/SOC.

          ACRN:  AA (Firm Fixed Price) ($703,040.00)
          ACRN:  AE (Firm Fixed Price) ($2,943,000.00)

0002AB    Provide Concept and Final Design for                $13,283,463.00
          seventeen (17) Long Range Radar Sites (LRR's)       --------------
          with co-located Ground Entry Stations (GES) at four (4) of the LRR's and for a single GES.

          ACRN:  AE (Firm Fixed Price)

0002AC    Provide SCC/SOC Concept and Final Design            $ 5,058,277.00
          incorporating C3 Criteria and Infrastructure        --------------
          and surface structure design modifications.

          ACRN:  AA (Firm Fixed Price) ($1,012,132.00)
          ACRN:  AE (Firm Fixed Price) ($4,046,145.00)

0002AD    Provide Field Site Investigations to support        $   780,081.00
          Design of SCC/SOC's, and Topographical Surveys      --------------
          for LRR's and GES.

          ACRN:  AE (Firm Fixed Price)

0002AE    Provide Field Investigations and Excavation         $   132,727.00
          Design Services for the relocated Al Kharj          --------------
          SCC/SOC.

          ACRN:  AE (Firm Fixed Price)

0002AF    Acquire Facility Design Criteria                    $ 1,624,065.00
                                                              --------------
          ACRN:  AA (Firm Fixed Price) ($493,385.00)
          ACRN:  AE (Firm Fixed Price) ($1,130,680.00)

0002AG    Provide revised Concept and Final Design for        $   449,549.00
          Conformal Fuel Tank (CFT) Facilities at KAAB,       --------------
          KFDAB and KKAB.

          ACRN:  AD (Firm Fixed Price)

0002AH    UNPRICED OPTION                                         $ * TBN
                                                                  -------
          Provide Final Design for (CMF)
          Central Maintenance Facility at AKAB.

          The Estimated Cost to the Government for this Contract Line Item is $_____________.

          The Fixed Fee for this Contract Line Item is $_____________.

          ACRN:  AA (Cost Plus Fixed Fee)

                                                                    PAGE 4 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050




0002AJ    UNPRICED OPTION                                         $ * TBN
                                                                  -------
          Provide Final Design for (BOC)
          Base Operation Center at Jeddah AB

          The Estimated Cost to the Government for this Contract Line Item is $_____________.

          The Fixed Fee for this Contract Line Item is $_____________.

          ACRN:  AA (Cost Plus Fixed Fee)

0002AK    Provide Final Design for Riyadh CDC                 $ 1,966,751.00
          incorporating C3 Criteria.                          --------------

          ACRN:  AA (Firm Fixed Price)

0002AL    RESERVED

0002AM    Provide Concept Design for Central Maintenance      $   255,257.00
          Facility (CMF) at Al Kharj.                         --------------

          The Estimated Cost to the Government for this
          Contract Line Item is $239,703.00.
                                -----------

          The Fixed Fee for this Contract Line Item
          is $5,554.00.
             ---------

          ACRN:  AE (Cost Plus Fixed Fee)

0002AN    UNPRICED OPTION                                         $ * TBN
                                                                  -------
          Provide Concept Design for Base Operations
          Center (BOC) at Jeddah AB.

          The Estimated Cost to the Government for this Contract Line Item is $____________.

          The Fixed Fee for this Contract Line Item is $_____________.

          ACRN:  AE (Cost Plus Fixed Fee)

0002AP    Develop Concept Design to incorporate               $   260,710.00
          C3 Criteria into CDC at Riyadh.                     --------------

          ACRN:  AA (Firm Fixed Price)

0002AQ    RESERVED

0002AR    Provide Concept Design for the                      $   812,793.00
          Communications Site Facilities.                     --------------

          The Estimated Cost to the Government for this
          Contract Line Item is $771,879.00.
                                -----------

          The Fixed Fee for this Contract Line Item
          is $40,914.00.
             ----------

          ACRN:  AE (Cost Plus Fixed Fee)

0003      EXCAVATION
          ----------

          Complete excavation for the five SCC/SOC's by       $11,223,241.00
          subcontract.                                        --------------

          The Estimated Cost to the Government for this
          Contract Line Item is $10,715,716.00.
                                --------------

          The Fixed Fee for this Contract Line Item
          is $507,525.00.
             -----------

          ACRN:  AA ($4,545,263.00)
          ACRN:  AE ($6,677,978.00)

                                                                   PAGE 5 OF 43
                                        CONTRACT NUMBER F41608-84-C-A100-PZ0050

0003AA  Complete excavation for SCC/SOC at KAAB.

        ACRN: AA (Cost Plus Fixed Fee)

0003BA  Complete excavation for SCC/SOC at KKAB.

        ACRN: AE (Cost Plus Fixed Fee)

0003BB  Complete excavation for SCC/SOC/BOC at AKAB.

        ACRN: AE (Cost Plus Fixed Fee)

0003BC  Complete excavation for SCC/SOC at KFDAB.

        ACRN: AE (Cost Plus Fixed Fee)

0003BD  Complete excavation for SCC/SOC at KFAB.

        ACRN: AE (Cost Plus Fixed Fee)

0004    CONSTRUCTION
        ------------
        Complete constuction as follows by subcontract
        for the Peace Shield Program.                      $367,877,565.00
                                                           ---------------
        The Estimated Cost to the Government for this
        Contract Line Item is $351,245,194.00
                              ---------------
        The Fixed Fee for this Contract Line Item
        is $16,632,371.00
           --------------
        ACRN: AA  ($39,504,563.00)
        ACRN: AB  ($21,688,456.00)
        ACRN: AC   ($9,865,542.00)
        ACRN: AE ($296,819,004.00)
        ACRN: AD             (-0-)

0004AA  Construct SCC/SDC at KAAB.

        ACRN: AA (Cost Plus Fixed Fee)

0004AE  Modify COC at Riyadh.

        ACRN: AA (Cost Plus Fixed Fee)

0004AC  Construct Audio-Visual Publications
        Facility (AV/PUBS) at Riyadh Air Base.

        ACRN: AB (Cost Plus Fixed Fee)

0004AD  Modify existing Water Distribution System at KAAB.

        ACRN: AB (Cost Plus Fixed Fee)
        ACRN: AC (Cost Plus Fixed Fee)

0004AE  Modify existing Water Distribution System at KFDAB.

        ACRN: AB (Cost Plus Fixed Fee)
        ACRN: AC (Cost Plus Fixed Fee)

0004AF  Modify existing Water Distribution System at KKAB.

        ACRN: AB (Cost Plus Fixed Fee)
        ACRN: AC (Cost Plus Fixed Fee)

                                                                   PAGE 6 OF 43
                                        CONTRACT NUMBER F41608-84-C-A100-PZ0050

0004AG  Construct CFT at KAAB.

        ACRN: AC (Cost Plus Fixed Fee)
        ACRN: AD (Cost Plus Fixed Fee)

0004AH  Construct CFT at KFDAB.

        ACRN: AC (Cost Plus Fixed Fee)
        ACRN: AD (Cost Plus Fixed Fee)

0004AJ  Construct CFT at KKAB.

        ACRN: AC (Cost Plus Fixed Fee)
        ACRN: AD (Cost Plus Fixed Fee)

0004AK  RESERVED

0004AL  Improvements to Riyadh Air Base Peace Shield
        Project Office.

        ACRN: AA (Cost Plus Fixed Fee)

0004AM  Construct SCC/SOC at KKAB.

        ACRN: AE (Cost Plus Fixed Fee)

0004AN  UNPRICED OPTION                                      $ = TBN
                                                             ---------
        Construct BOC at Jeddah Air Base.

        The Estimated Cost to the Government for this
        Contract Line Item is $       .
                              ---------
        The Fixed Fee for this Contract Line Item
        is $        .
           ----------
        ACRN: AE (Cost Plus Fixed Fee)

0004AP  UNPRICED OPTION                                      $ = TBN
                                                             ---------
        Construct CMF.

        The Estimated Cost to the Government for this
        Contract Line Item is $       .
                              ---------
        The Fixed Fee for this Contract Line Item
        is $        .
           ----------

        ACRN: AE (Cost Plus Fixed Fee)

0004AQ  Construct LRR (E-8).

        ACRN: AE (Cost Plus Fixed Fee)

0004AR  Construct LRR (N-69).

        ACRN: AE (Cost Plus Fixed Fee)

0004AS  Construct LRR/GES (N-68).

        ACRN: AE (Cost Plus Fixed Fee)

0004AT  Construct LRR/GES (S-7).

        ACRN: AE (Cost Plus Fixed Fee)

0004AU  Construct LRR (C-61).

        ACRN: AE (Cost Plus Fixed Fee)

0004AV  Construct LRR/GES (E-15A).

        ACRN: AE (Cost Plus Fixed Fee)

                                                                    PAGE 7 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050

0004AW  Construct SCC/SOC/BOC at AKAB.

        ACRN: AE (Cost Plus Fixed Fee)

0004AX  Construct SCC/SOC at KFDAB.

        ACRN: AE (Cost Plus Fixed Fee)

0004AY  Construct LRR (S13).

        ACRN: AE (Cost Plus Fixed Fee)

0004AZ  Construct LRR/GES (S25).

        ACRN: AE (Cost Plus Fixed Fee)

0004BA  Construct LRR (W18).

        ACRN: AE (Cost Plus Fixed Fee)

0004BB  Construct LRR (N-39).

        ACRN: AE (Cost Plus Fixed Fee)


0004BC  CONSTRUCT LRR (W-20)

        ACRN: AE (Cost Plus Fixed Fee)

0004BD  CONSTRUCT LRR (C-20)

        ACRN: AE (Cost Plus Fixed Fee)

        LRR OPTION SITES

        The below listed radar sites are
        included herein as priced options
        only. Contractor shall not
        expend funds or commence work in
        conjunction therewith unless
        authorized by the contracting
        officer in accordance with the
        procedures set forth in special
        provision H-926 of the contract.

0004BE  PRICE OPTION                                       $15,917,054.00
                                                           --------------
        Construct LRR (N-4).

        The Estimated Cost to the Government for this
        Contract Line Item is $15,195,608.00.
                              --------------

        The Fixed Fee for this Contract Line Item
        is $721,446.00.
           -----------

        ACRN: AE (Cost Plus Fixed Fee)

0004BF  PRICED OPTION                                      $16,454,474.00
                                                           --------------

        Construct LRR (N-17).

        The Estimated Cost to the Government for this
        Contract Line Item is $15,708,670.00.
                              --------------

        The Fixed Fee for this Contract Line Item
        is $745,804.00.
           -----------

        ACRN: AE (Cost Plus Fixed Fee)

0004BG  CONSTRUCT LRR (E-1)

        ACRN: AE (Cost Plus Fixed Fee)

                                                           PAGE 8 OF 43
                                CONTRACT NUMBER F41608-84-C-A100-PZ0050


0004BH  Construct SCC/SDC at KFAB.

        ACRN:  AE (Cost Plus Fixed Fee)

0004BJ  CONSTRUCT LRR (W-1).

        ACRN:  AE (Cost Plus Fixed Fee)

0004BK  CONSTRUCT LRR (C-1).

        ACRN:  AE (Cost Plus Fixed Fee)

0004BL  CONSTRUCT GES (W-27)

        ACRN:  AE (Cost Plus Fixed Fee)

0004BM  Peace Sun II/Peace Hawk VII cleanup pursuant to
        Special Provision H-950

        ACRN:  AB (Reimbursable)
               AC (Reimbursable)
               AD (Reimbursable)

0005    CONSTRUCTION MATERIALS/EQUIPMENT
        --------------------------------

        Provide materials/equipment in accordance
        with the Statement of Work                      $241,956,878.00
                                                        ---------------

        The Estimated Cost to the Government for this
        Contract Line Item is                           $231,015,372.00
                                                        ---------------

        The Fixed Fee for this Contract Line Item is    $ 10,941,506.00
                                                        ---------------

        ACRN:  AA  ($18,119,249.00)
        ACRN:  AC      ($15,750.00)
        ACRN:  AE ($223,821,879.00)

0005AA  Provide blast doors for five SCC/SOCs.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

0005AB  Provide Power Generation Systems for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)


0005AC  Provide Air Handling Units for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

0005AD  Provide Chillers for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

0005AE  Provide Central Control & Monitoring System
        (CCMS) for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

0005AF  Provide Elevators for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

                                                               PAGE 9 OF 43
                                    CONTRACT NUMBER F41608-84-C-A100-PZ0050

0005AG Provide Intake, Exhaust and Return Air Fans for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

0005AH  Provide Water Treatment Units for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

0005AJ  Provide Air Filters, Filter Assemblies
        for five SCC/SOC's.

        ACRN:  AA (Cost Plus Fixed Fee)
        ACRN:  AE (Cost Plus Fixed Fee)

0005AK  RESERVED

0005AL  Provide Power Generation Systems for
        seventeen LRR sites and one GES site.

        ACRN:  AE (Cost Plus Fixed Fee)

0005AM  Provide Transformers for seventeen LRR
        sites and one GES site.

        ACRN:  AE (Cost Plus Fixed Fee)

0005AN Provide Uninterruptible Power Supply (UPS) Systems for seventeen LRR sites and one GES site.

        ACRN:  AE (Cost Plus Fixed Fee)

0005AP  Provide Chillers for seventeen LRR sites.

        ACRN:  AE (Cost Plus Fixed Fee)

0005AQ  Provide Loop Switches for seventeen LRR sites.

        ACRN:  AE (Cost Plus Fixed Fee)

0005AR  Provide Central Control & Monitoring System
        (CCMS) for seventeen LRR sites and one GES site.

        ACRN:  AE (Cost Plus Fixed Fee)

0005AS  Provide Purchased Services/Materials
        to support the USAF Jet Engine Test
        Facilities Design Verification Team

        ACRN:  AC (Cost Reimbursable)

0005AT Modify Central Control Monitoring System (CCMS) for COC

        ACRN:  AA (Cost Plus Fixed Fee)

0005AU  Provide Elevator for COC

        ACRN:  AA (Cost Plus Fixed Fee)

0005AV  Provide Blast Doors for COC

        ACRN:  AA (Cost Plus Fixed Fee)

0005AW  Provide CBR Filters for COC

        ACRN:  AE (Cost Plus Fixed Fee)

                                                                 PAGE 10 OF 43
                                       CONTRACT NUMBER F41608-84-C-A100-PZ0050

0006    CONSTRUCTION MATERIAL/EQUIPMENT HANDLING SERVICES
        -------------------------------------------------

        Provide services, supplies, facilities and
        equipment required for shipping, packing,
        transportation to Saudi Arabia, receiving, and
        warehousing of construction materials and
        equipment including items in assigned subcontracts.      $1,547,814.00
                                                                 -------------
        The Estimated Cost to the Government for this
        Contract Line Item is $1,477,820.00.
                              -------------
        The Fixed Fee for this Contract Line Item
        is $69,994.00
           ----------
        ACRN: AA (Cost Plus Fixed Fee)   ($113,945.00)
        ACRN: AE (Cost Plus Fixed Fee) ($1,434,038.00)

0007    GEOTECHNICAL INVESTIGATIONS
        ---------------------------
0007AA  Conduct Geotechnical Investigations to support
        design of LRRs. GES and CMF.                               $494,189.00
                                                                   -----------
        The Estimated Cost to the Government for this
        Contract Line Item is $471,841,000.
                              ------------
        The Fixed Fee for this Contract Line Item
        is $22,348.00
           ----------
        ACRN: AA (Cost Plus Fixed Fee)   ($469,530.00)
        ACRN: AE (Cost Plus Fixed Fee)   ($24,688.00)

0007AB  RESERVED
                                                                  ESTIMATED
0008    REIMBURSABLE ITEMS                                      $2,000,000.00
        ------------------                                      -------------
        ACRN: AA ($1,000,000.00)
        ACRN: AE ($1,000,000.00)

0008AA Reimbursement of Social Insurance payments imposed upon the Contractor by the Government of Saudi
        Arabia shall be payable pursuant to Special
        Provision H-908 of this Contract.

        ACRN: AA (Cost Reimbursable)
        ACRN: AE (Cost Reimbursable)

0008AB Reimbursement of Custom Duties, Taxes and Charges for doing business paid by the Contractor under this contract shall be payable pursuant to Special
        Provision H-903 of this contract.

        ACRN: AA (Cost Reimbursable)
        ACRN: AE (Cost Reimbursable)

0008AC Reimbursement of Saudi Arabian Labor Law claims shall be payable pursuant to Special Provision
        H-907 of this Contract.

        ACRN: AA (Cost Reimbursable)
        ACRN: AE (Cost Reimbursable)


0008AD  Reimbursement of Cost resulting from Saudi Arabian
        Sovereign Acts shall be payable pursuant to Special
        Provision H-941 of this contract.

        ACRN: AA (Cost Reimbursable)
        ACRN: AE (Cost Reimbursable)

                                                                   PAGE 11 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050

0008AE Reimbursement of Cost resulting from delays in issuance of visas, licenses, permits or area clearances shall be payable pursuant to Special
          Provision H-909 of this Contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

0008AF Reimbursement of Cost for loss of damage to property owned by the Contractor, or his Subcontractor or their employees shall be payable to Special
          Provision H-911 of this contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

0008AG Reimbursement of Cost to retain Contractor personnel in Saudi Arabia or to return such personnel and their dependents to the United States and secure replacements due to War, Armed Conflicts, Insurrection, Civil or Military Strife shall be negotiated and payable pursuant to Special Provision H-913 of this Contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

0008AH Reimbursement of Cost resulting from Material Processing delays for failure of this Saudi Arabian Government to expedite off-loading from ships or expedite custom clearance shall be payable pursuant to Special Provision H-920 of this contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)


0008AJ    Reimbursement of War Risk Insurance paid by the
          Contractor under this Contract shall be payable pursuant to Special Provision H-914 of this Contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

0008AK Reimbursement of Workmen's Compensation Insurance required by the Defense Base Act FAR Clause
          52.228-3 of Section I, shall be payable pursuant to Special Provision H-928 of this contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

0008AL Reimbursement of Cost for Contract employees terminated upon direction of the PCO, other than for cause, shall be payable pursuant to Special
          Provision H-905 of this contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

0008AM Reimbursement of Cost for Medical Evacuation shall be payable pursuant to Special Provision H-939 of this contract.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

0008AN    Reimbursement of Cost for USAF,
          and 3D International support in
          accordance with Special Provision
          H-951.

          ACRN:  AA  (Cost Reimbursable)
          ACRN:  AE  (Cost Reimbursable)

                                                                   PAGE 12 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


000BAP   RESERVED

000BAQ   Reimbursements of cost for Legal
         services to be provided by outside
         Counsel shall be payable pursuant to
         Special Provision H-952 of this Contract

         ACRN:  AA (Cost Reimbursable)
         ACRN:  AE (Cost Reimbursable)

0009     UNPRICED OPTION
         ---------------

         Contractor Phase-Out/Demobilization                      $ * TBN
                                                                  -------
         The Contract price does not include an amount for Contractor phase-out/demobilization/disposition of Government property. A price proposal for this effort will be submitted by the Contractor for each facility ninety (90) days prior to facility completion.

         ACRN:  AA (Firm Fixed Price)
         ACRN:  AE (Firm Fixed Price)

0010     SAUDI RIYAL TO U.S. DOLLAR ADJUSTMENTS                   $450,000.00
         --------------------------------------                   -----------

         The Contractor shall submit the exchange rate credit or debit adjustments to the contract price on a quarterly basis pursuant to Section H.
         Paragraph H-940 of this Contract. Adjustments in price, increases or decreases will be made by Standard Form 30.

         ACRN:  AA (Cost Reimbursable)  ($450,000.00)
         ACRN:  AE (Cost Reimbursable)
         ACRN:  AB (Cost Reimbursable)
         ACRN:  AC (Cost Reimbursable)
         ACRN:  AD (Cost Reimbursable)

0011     DATA
         ----

         In accordance with attached Exhibit "A".                 $ **NSP
                                                                  -------
         DD Form 1423 (for all requirements).

         **NSP - Not Separately Priced. Priced in
         CLINs 0001 and 0002.

0012     ENGINEERING DURING CONSTRUCTION
         -------------------------------

         Furnish Engineering During Construction services         $21,913,837.00
                                                                  --------------
         The Estimated Cost to the Government for this
         Contract Line Item is $20,922,874.00.
                               --------------
         The Fixed Fee for this Contract Line Item
         is $990,963.00
            -----------

         ACRN:  AA   ($2,152,555.00)
         ACRN:  AB     ($250,000.00)
         ACRN:  AC     ($140,575.00)
         ACRN:  AD     (-0-)
         ACRN:  AE  ($19,370,707.00)

0012AA Engineering During Construction services provided in Saudi Arabia and the U.S. by Peace Shield
         Design subcontractor.

         ACRN:  AE (Cost Plus Fixed Fee)
         ACRN:  AA (Cost Plus Fixed Fee)

                                                             PAGE 13 OF 43
                                  CONTRACT NUMBER F41608-84-C-A100-PZZ0050

0012AB Engineering During Construction services provided by the Contractor for the A/V Publications Facility at Riyadh AB and Water Distribution Improvements at
        KAAB, KFDAB and KKAB and support of Peace Sun II/Peace Hawk VII clean-up pursuant to Special Provision H-950.

        ACRN:  AB (Cost Plus Fixed Fee)
        ACRN:  AC (Cost Plus Fixed Fee)
        ACRN:  AD (Cost Plus Fixed Fee)

0012AC  Additional Field/Site Investigations
        required for design efforts.

        ACRN:  AA (Cost Plus Fixed Fee)

0012AD  JV Technical Services as required

        ACRN:  AA (Cost Plus Fixed Fee)
               AE (Cost Plus Fixed Fee)

0012AE  FF&E Concept Design

        ACRN:  AA (Cost Plus Fixed Fee)

0012AF  ICWB/IWG SUPPORT

        ACRN:  AA (Cost Plus Fixed Fee)

                             TOTAL AMOUNT OBLIGATED     $815,733,237.00

        THE FOLLOWING CONTRACT LINE ITEMS ARE FIRM FIXED PRICE:
        0001, 0002AA thru 0002AG, 0002AK, 0002AP & 0009
        -----------------------------------------------

        THE FOLLOWING CONTRACT LINE ITEMS ARE COST PLUS FIXED FEE:
        0002AH, 0002AJ, 0002AM, 0002AN, 0002AR, 0003, 0004 (EXCEPT
        0004BM) 0005 (EXCEPT 0005AS), 0006, 0007 AND 0012.
        --------------------------------------------------

        THE FOLLOWING ITEMS ARE COST REIMBURSABLE:
        0004BM, 0005AS, 0008 & 0010
        ---------------------------

B-1.    CLAUSES AND PROVISIONS
        (a)  Clauses and provisions from the Federal Acquisition Regulation
        (FAR) and the DOD FAR Supplement are incorporated in this document by reference and in full text. Those incorporated by reference have the same force and effect as if they were given in full text.

        (b) Clauses and provisions in this document will be numbered in sequence, but will not necessarily appear in consecutive order.

        (c) By signature on this contractual document, Contractor certifies that their Section K, Annual Representations and Certifications previously submitted or returned herewith are current and applicable. They are hereby incorporated by reference.

                            PART I - THE SCHEDULE
                                  SECTION C
                  DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1.    SPECIFICATIONS, STANDARDS AND DRAWINGS

        Specifications, standards or drawings (as applicable) are furnished/ listed below:

        ITEM NR  SPECIFICATIONS, STANDARDS AND/OR ATTACHMENTS
        -------  --------------------------------------------

                 Appendix "A", Statement of Work, Peace Shield Program Services, dated 25 February 88. Appendix "C", Statement or Work, Peace Sun/Peace Hawk Close out, dated 08 Oct 87.

        (AFLCO484)

                                                                  PAGE 14 OF 43
                                        CONTRACT NUMBER F41608-84-C-A100-PZ0050


                            PART I - THE SCHEDULE
                                  SECTION D
                            PACKAGING AND MARKING

D-900. Preservation, Packaging, and Packing shall be in accordance with good commercial practice for overseas shipment.

                            PART I - THE SCHEDULE
                                  SECTION E
                          INSPECTION AND ACCEPTANCE

  E-1. INSPECTION OF SUPPLIES--FIXED-PRICE (JUL 1985) FAR 52.246-2 (IAW FAR 46.302)

  E-4. INSPECTION OF SUPPLIES--COST-REIMBURSEMENT (APR 1984) FAR 52.246-3 (IAW FAR 46.303)

  E-5. INSPECTION OF SERVICES--FIXED-PRICE (APR 1984) FAR 52.246-4 (IAW FAR 46.304)

  E-6. INSPECTION OF SERVICES--COST-REIMBURSEMENT (APR 1984) FAR 52.246-5 (IAW FAR 46.305)

 E-18.  INSPECTION OF CONSTRUCTION (JUL 1986) FAR 52.246-12
        (IAW FAR 46.312)

 E-22.  RESPONSIBILITY FOR SUPPLIES (APR 1984) FAR 52.246-16
        (IAW FAR 46.316)

 E-35.  DD FORM 1423 DATA INSPECTION AND ACCEPTANCE

        The Inspection and Acceptance for Data items are as shown on DD Form 1423 attached hereto.
        (IAW FAR 46.401(b) and 46.503)

E-900.  INSPECTION SHALL BE AT PLACE OF PERFORMANCE OR DELIVERY

        (a) Inspection of CLINS 0001 through 0007, 0009 and 0012 shall be at place of performance or delivery.

        (b) Partial acceptance of effort under Clins 0001, 0002AA through 0002AG, 0002AK, 0002AP and 0009 will be accomplished by the PCD (after review and comments by AFLC/DER) by means of DD Forms 250's (Material Inspection and Receiving Report) prepared in accordance with DFAR 52.246-7000.

        (c) Interim acceptance of effort for items, services and supplies tendered under CLINS 0002AH, 0002AJ, 0002AM, 0002AN, 0002AR, 0003,
        0004, 0005, 0006, 0007, 0008 and 0012 will be done by SF 1034, Public
        Voucher for Purchases and Services other than Personal.

        (d) The Administration Contracting Officer (ACO) is the person designated to accept INCO effort.

        (e) Final Inspection and Acceptance of CLIN's 0003, 0004, and 0005 will be accomplished upon completion of each facility constructed.


                            PART I - THE SCHEDULE
                                  SECTION F
                          DELIVERIES OR PERFORMANCE

 F-20.  LIQUIDATED DAMAGES--CONSTRUCTION (APR 1984) FAR 52.212-5

        For the purposes of this clause the blank(s) are completed as follows:

        (a) the sum of $       for each day of delay.
                       -------
            (IAW FAR 12.204(b))

 F-21.  Alternate I (APR 1984) 52.212-5

                                                                   PAGE 15 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050



F-22.   TIME EXTENSIONS (APR 1984) FAR 52.212-6
        (IAW FAR 12.204(c) and 52.212-5 Alternate I)

        NOTE: F-20, F-21 and F-22 shall be used in construction subcontracts (CLINS 0003/0004) pursuant to Section I, Paragraphs G and K, and do not apply to the prime contract.

F-26. STOP-WORK ORDER (APR 1984) FAR 52.212-13 (applies to CLINS 0001, 0002AA through 0002AG, 0002AK, 0002AP and 0009)
        (IAW FAR 12.505(b))

F-27. ALTERNATE I (APR 1984) FAR 52.212-13 (applies to CLINS 0002AH, 0002AJ, 0002AM, 0002AN, 0002AR, 0003, 0004, 0005, 0006, 0007, 0008 and 0012)
        (IAW FAR 12.505(b))

F-29.   GOVERNMENT DELAY OF WORK (APR 1984) FAR 52.212-15 (applies to CLIN
        0001)
        (IAW FAR 12.505(d))

F-36.   F.O.B. DESTINATION (APR 1984) FAR 52.247-34 (applies to CLINS 0001 and
        0005)
        (IAW FAR 47.303-6(c))

F-40.   DD FORM 1423 DATA REQUIREMENTS

        All data requirements (including Delivery and Ship To/Mark) for applicable Data Items on DD Form 1423 are shown thereon. The F.O.B. point for data items shall be the same as the acceptance point on DD Form 1423.
        (IAW AFR 310-1)

F-45.   PERIOD OF CONTRACT

        This contract shall be in effect from the effective date of the contract thru 31 Oct 1990.
                      -----------
        (IAW FAR 12.101(a))

F-66. DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION CONTRACTS (APR 1984) FAR 52.247-54
        (IAW FAR 47.305-11(b)(2))

F-900.  TIME OF DELIVERY/PERFORMANCE

        a. Delivery of the Facilities and Services identified in Schedule B of the Contract for CLINS 0002, 0003, 0004 and 0005 shall be accomplished and delivered in accordance with Facility Completion Dates (FCD) reflected in the Master Milestone Schedule dated 1987 April 27, ("as subsequently modified and approved by PCD") which is incorporated and made a part of hereof by reference.

        b.  CLIN 0001 - MANAGEMENT SERVICES
                        -------------------
            CLIN 0001AA will be completed 77.5 months after award of Letter
        Contract.                         ----

        (c) CLIN 0006 will be completed 77.5 months after award of Letter
        Contract.                       ----

        (d) CLIN 0007 will be completed 77.5 months after award of Letter
        Contract.                       ----

        (e) CLIN 0011 will be completed in accordance with DD Form 1423 attached.

        (f) CLIN 0012 will be completed 77.5 months after award of Letter
        Contract.                       ----

F-901.  DELIVERY DOCUMENTS
        ------------------
        Delivery documents for CLINS 0001, 0002, and 0009 will be submitted monthly on a properly executed DD 250, Material Inspection and Receiving Report, unless the contract provides otherwise.

F-902.  PLACE OF PERFORMANCE
        --------------------
        The place of performance of Items called for hereunder shall be King Abdulaziz Air Base, King Fahad Air Base, Riyadh, King Khalid Air Base, King Faisal Air Base, Al Kharj AB, Jeddah AB, seventeen (17) each various Long Range Radar Sites and one (1) each separate Ground entry Station in Saudi Arabia, Contractor's Office in Houston, Texas, Wright-Patterson Air Force Base, OH, various subcontractor facilities, shipping points and deployment facilities where work is performed.

                                                                   PAGE 16 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


F-903.  SHIPPING INSTRUCTIONS
        ---------------------
        Shipments destined for Saudi Arabia shall be marked as follows:

                  Peace Shield
                  CRS Sirrine/Metcalf & Eddy (Joint Venture)
                  c/o (Cognizant RSAF Organization, locations, etc, as applicable)
                  Contract Nr. F41608-84-C-A100

                            PART I - THE SCHEDULE
                                  SECTION G
                         CONTRACT ADMINISTRATION DATA

G-1.    ACCOUNTING AND APPROPRIATIONS DATA

        AA:  97-11X8242.SR02 4FX 6302 CDJASR 584 DJC000 S503000
        AB:  97-11X8242.SR02 4FX 6302 CYAMSR 592 YAM000 S503000
        AC:  97-11X8242.SR02 4FX 6302 CYBMSR 592 YBP000 S503000
        AD:  97-11X8242.SR02 4FX 6302 CSFASR 592 SFH000 S503000
        AE:  97-11X8242.SR02 4FX 6302 CDLASR 592 DLC000 S503000

G-110.  CONTRACTOR REPORTING REQUIREMENTS (APR 1984) AFLC FAR SUP 52.212-9000

        Any report required by 15 CFR 350.13(d)(2) of the Defense Priorities and Allocation System Regulation relating to an actual or anticipated
                                                               --
        delayed shipment, reason for delay, and/or new projected shipment date are to be sent concurrently by the Contractor to both the Procuring Contracting Officer (PCO) and the Administrative Contracting Officer
        (ACO) within the specified five working days.
        (IAW AFLC FAR SUP 12.304(90))

G-900.  PAYMENT (Applicable to CLINS 0001, and 0002AA through 0002AG, 0002AK,
        -------
        0002AP).

             A) It is hereby understood and agreed between the parties that the Contractor shall perform under this contract, subject to the following terms and conditions:

                 (1) Payment will be made to the Contractor in accordance with Paragraph (B) hereof, entitled "Billing Schedule."

                 (2) Payment: CRS Sirrine/Metcalf & Eddy (Joint Venture) shall submit monthly invoices in the amounts and on dates prescribed in Paragraph (B) hereof as payment for all services and supplies ordered under the contract, and rendered at SA-ALC/PMR, Kelly AFB, Texas. (Info copy to AFLC/DER)
                      The term "monthly invoices" applies to the calendar month.

                 (3) Payment of each monthly invoice shall be received by CRS Sirrine/Metcalf & Eddy (Joint Venture) no later than twenty (20) U.S. Government workdays following presentations of the invoice. If it is determined that the Contractor is deficient in his performance as required in the Schedule of the contract, and is so notified by PCO (or designee) in writing and the contractor does not correct such deficiency by the date of submission of the DD Form 250 for the deficient line item, the Procuring Contracting Officer (PCO) may direct the assessment of a withhold, (a and b below) from each of the ensuing billings until the deficiency is corrected. Notification to the Contractor of the deficiency/unsatisfactory performance will be reflected on the DD Form(s) 250, submitted by the Contractor in accordance with procedures established in Section E of the Contract or by written notice for those items not requiring submission of a DD Form 250. Deficient performance annotation on the DD Form 250, when warranted, will be accomplished by the PCO or designee at the time of signing for acceptance.

                      (a) All items of contract supplies or services (including data) up to fifteen percent (15%) of total monthly payment. For purposes of this contract, deficiency is defined as a failure of the Contractor to provide required Contract Management supplies or services when that failure significantly and materially affects contract performance.

                      (b) Reduction under FAR 52.246-4 - Equitable amount as determined by the PCO.

                                                                   PAGE 17 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050



                      (c) When advised by the Contracting Officer of the assessment of Oa withholding pursuant to the provisions of this subsection, the Contractor shall reduce the amount billed on the ensuing monthly invoices by the amount of the withhold. When the deficiencies have been corrected, the Contractor will submit a supplemental DD Form 250 with certification attesting to the correction and a supplemental invoice for the amount withheld. This clause in no way negates the Government's rights under FAR Clause 52.249-8 entitled "Default (Fixed Price Supply and Service)".


                               BILLING SCHEDULE
                               ----------------

 MONTH           (CLIN 0001)
 -----           -----------

                      (d) Reimbursement for actual cost under CLIN 0008 will be made to the Contractor.

                      (e) A withhold or contract value reduction will not be assessed if the Contractor reasonably establishes that the cause of such deficiency is excusable under the provision of paragraph (c) of FAR Clause 52.249-8.

             B)  Billing Schedules.

                 (1) The following amounts will be invoiced by the Contractor on a monthly basis.

             BILLING SCHEDULE

MONTH                               CLIN 0001                    CLIN 0002                   MONTH TOTAL
- - -----                               ---------                    ---------                   -----------
TOTAL INVOICED THROUGH
  FEBRUARY 88                    $ 50,041,635.00               $23,243,441.00              $ 73,285,076.00
  MARCH 88                          8,597,499.00                 2,797,314.00                11,394,813.00
  APRIL 88                          3,000,000.00                   499,138.00                 3,499,138.00
  MAY 88                            3,300,000.00                   440,000.00                 3,740,000.00
  JUNE 88                           3,600,000.00                    64,932.00                 3,664,932.00
  JULY 88                           3,700,000.00                                              3,700,000.00
  AUGUST 88                         3,900,000.00                                              3,900,000.00
  SEPTEMBER 88                      3,800,000.00                                              3,800,000.00
  OCTOBER 88                        3,800,000.00                                              3,800,000.00
  NOVEMBER 88                       3,800,000.00                                              3,800,000.00
  DECEMBER 88                       3,900,000.00                                              3,900,000.00
  JANUARY 89                        3,900,000.00                                              3,900,000.00
  FEBRUARY 89                       3,800,000.00                                              3,800,000.00
  MARCH 89                          3,700,000.00                                              3,700,000.00
  APRIL 89                          3,600,000.00                                              3,600,000.00
  MAY 89                            3,300,000.00                                              3,300,000.00
  JUNE 89                           3,100,000.00                                              3,100,000.00
  JULY 89                           3,100,000.00                                              3,100,000.00
  AUGUST 89                         3,000,000.00                                              3,000,000.00
  SEPTEMBER 89                      2,700,000.00                                              2,700,000.00
  OCTOBER 89                        2,400,000.00                                              2,400,000.00
  NOVEMBER 89                       2,100,000.00                                              2,100,000.00
  DECEMBER 89                       1,700,000.00                                              1,700,000.00
  JANUARY 90                        1,700,000.00                                              1,700,000.00
  FEBRUARY 90                       1,400,000.00                                              1,400,000.00
  MARCH 90                          1,400,000.00                                              1,400,000.00
  APRIL 90                          1,400,000.00                                              1,400,000.00
  MAY 90                            1,200,000.00                                              1,200,000.00
  JUNE 90                           1,100,000.00                                              1,100,000.00
  JULY 90                           1,100,000.00                                              1,100,000.00
  AUGUST 90                           800,000.00                                                800,000.00
  SEPTEMBER 90                        700,000.00                                                700,000.00
  OCTOBER 90                          700,000.00                                                700,000.00
  NOVEMBER 90                         660,866.00                                                660,866.00
                                 ---------------               --------------              ---------------
                                 $140,000,000.00               $27,044,825.00              $167,044,825.00

                                                                  PAGE 18 OF 43
                                        CONTRACT NUMBER F41608-84-C-A100-PZ0050

G-901.  OBLIGATED FUNDS (PR F8 DER 4008 0002 THROUGH REV 10)

            ACRN: AA                        $190,791,094.00

            ACRN: AB                        $ 21,938,456.00

            ACRN: AC                        $ 10,021,867.00

            ACRN: AD                        $    449,549.00

            ACRN: AE                        $592,532,271.00

G-902.  COMMITTED FUNDS

            To Be Obligated by PCO as required.

            ACRN: AA                        $ 15,358,906.00

            ACRN: AB                        $  2,395,576.00

            ACRN: AC                        $  8,287,453.00

            ACRN: AD                        $      -0-

            ACRN: AE                        $ 18,813,442.00

G-903.  FUNDS COMMITTED TO PCO AND ACO FOR OBLIGATION AS REQUIRED BY
        MODIFICATION.

            ACRN: AA                        $  4,000,000.00

            ACRN: AB                        $  6,040,968.00

            ACRN: AC                        $  3,158,680.00

            ACRN: AD                        $     27,451.00

            ACRN: AE                        $  9,312,000.00

G-904.  RECAPITULATION OF FUNDS

        Funds Obligate in G-901             $815,733,237.00

        Funds Committed in G-902            $ 44,855,377.00

        Funds Committed in G-903            $ 22,539,099.00
                                            ---------------
             TOTAL                          $883,127,713.00

G-905.  ALLOTMENT OF FUNDS

        The Government reserves the right to increase or decrease the funds committed herein on a unilateral basis by modification hereto.

        Administrative Contracting Officer (ACO) authorized changes to this contract shall be issued on Standard Form 30; or, if desired, some other form may be used and made an attachment to the Standard Form 30.

G-906.  PAYMENT ROUTING PROCEDURES

        (1)  Fixed Price Items:

             Invoices will be submitted to the PCO at SA-ALC/PMR for approval. The PCO will forward the Invoice to the paying office.

        (2)  Cost Reimbursable Items:
             Public Vouchers for Cost items will be routed through DCAA Houston for audit provisional approval and in turn to the PCO for approval. The PCO will forward the public vouchers to the paying office.

                                                                   PAGE 19 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050

                              TABLE OF CONTENTS
                                  SECTION H
                              SPECIAL PROVISIONS


CLAUSE  CLAUSE TITLE                                                   PAGE

H-000   PRIOR INSTRUMENT SUPERSEDED                                      20

H-4     NOTIFICATION OF DEBARMENT/SUSPENSION STATUS                     21

H-39    CAS NONCOMPLIANCE                                               21

H-56    INCORPORATION OF SUBCONTRACTING PLAN                            21

H-89    LIMITATION OF GOVERNMENT'S OBLIGATION                           21
        ALLOTMENT OF FUNDS

H-160   SECRETARIAL APPROVAL OF CONTRACT                                21

H-184   LAW COVERING CONTRACTS                                          21

H-185   MODEL FMS CONTRACT CLAUSE                                       22

H-901   RESERVED                                                        22

H-902   OVERTIME                                                        22

H-903   SPECIAL PROVISIONS RELATING TO THE CLAUSE                       22
        ENTITLED "TAXES, DUTIES, AND CHARGES FOR
        DOING BUSINESS"

H-904   LIMITATION OF CONTRACTOR LIABILITY                              23

H-905   CONTRACTOR PERSONNEL                                            23

H-906   BANK LETTER OF GUARANTY                                         24

H-907   SAUDI ARABIAN LABOR AND SOCIAL INSURANCE LAWS                   24

H-908   SAUDI ARABIAN SOCIAL INSURANCE PAYMENTS                         24

H-909   VISAS, LICENSES, AND PERMITS                                    24

H-910   RESERVED                                                        25

H-911   CONTRACTOR-OWNED/PERSONAL PROPERTY                              25

H-912   EXCHANGE, IMPORTATION OR EXPORTATION OF CURRENCY                25

H-913   SPECIAL PROVISIONS RELATIVE TO WAR, ARMED                       26
        CONFLICT, INSURRECTION, CIVIL OR MILITARY
        STRIFE OR SIMILAR CONDITIONS

H-914   WAR RISK INSURANCE PAYMENTS                                     26

H-915   CLASSIFIED INFORMATION OF THE SAUDI ARABIAN GOVERNMENT          26

H-916   RADIO COMMUNICATION                                             26

H-917   ENGLISH LANGUAGE REQUIREMENTS                                   26

H-918   WORKING ARRANGEMENTS                                            26

H-919   AIR TRAVEL/FREIGHT                                              27

H-920   MATERIAL PROCESSING DELAYS                                      27

H-921   PRE-CONTRACT COSTS                                              27

H-922   AGENT'S FEES/COMMISSION CLAUSE                                  27

H-923   ASSOCIATE CONTRACTOR AGREEMENT                                  27

H-924   SHIPPING DELAYS                                                 27

                                                                   PAGE 20 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


H-925   DESIGN, EXCAVATION & CONSTRUCTION SUB-CONTRACTORS               28

H-926   OPTIONS FOR ADDITIONAL SERVICES AND FACILITIES                  28

H-927   RESERVED                                                        29

H-928   WORKMANS COMPENSATION INSURANCE PAYMENTS                        29

H-929   DIRECTED MANNING                                                29

H-930   GOVERNMENT FURNISHED PROPERTY                                   29

H-931   CHANGE ORDER REQUIREMENTS                                       30

H-932   SAUDI ARABIAN SUPPORT                                           30

H-933   RIGHTS OF ENTRY                                                 30

H-934   GOVERNMENT PROPERTY INVENTORY LISTING                           30

H-935   NEW MATERIALS                                                   31

H-936   SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES                31

H-937   INSPECTION CONTRACTOR                                           31

H-938   APO SERVICES                                                    31

H-939   MEDICAL EVACUATION                                              32

H-940   U.S. DOLLARS TO SAUDI RIYALS                                    32

H-941   CONTINGENT FACTOR (SAUDI ARABIAN SOVEREIGN ACTS)                33

H-942   CONSTRUCTION COMPLETION SCHEDULES                               33

H-943   CONSTRUCTION WARRANTY                                           34

H-944   PROGRAM COORDINATION                                            34

H-945   ASSIGNMENT                                                      34

H-946   RESERVATION OF RIGHTS - COST ACCOUNTING STANDARDS               35

H-947   CHANGE ORDER RESERVE                                            35

H-948   CHANGE ORDER TIME RESERVE                                       35

H-949   AFFILIATION                                                     35

H-950   PEACE SUN/PEACE HAWK CLEAN-UP PROJECTS                          36

H-951   OVER AND ABOVE REIMBURSEMENT                                    36

H-952   USE OF OUTSIDE COUNSEL                                          36


                            PART I - THE SCHEDULE
                                  SECTION H
                        SPECIAL CONTRACT REQUIREMENTS


PRIOR INSTRUMENT SUPERSEDED (JUL 1985) AFLC FAR SUP 52.216-9011

This is the definitive contract contemplated by LETTER CONTRACT dated 1984 MAY 16 and and designated Contract No. F41608-84-C-A100, INCLUDING MODIFICATIONS P00001 THROUGH P00048 AND THE IMPACTS OF THE STOP WORK ORDER FOR THE PERIOD 05 FEBRUARY 1986 THROUGH 06 AUGUST 1986 and supersedes said LETTER CONTRACT, P00049 IS EXCLUDED AND WILL BE ADDED TO THE CONTRACT BY SUBSEQUENT MODIFICATION. Any costs incurred or payments made thereunder will be considered to have been made under this definitive contract.
(IAW AFLC FAR SUP 16.603-90)

                                                                   PAGE 21 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


  H-4. NOTIFICATION OF DEBARMENT/SUSPENSION STATUS (APR. 1987) AF FAR SUP 52.209-9001

        The Contractor shall provide immediate notice to the Contracting
        Officer in the event of being suspended, debarred or declared ineligible by any Department or other Federal Agency, or upon receipt of a notice of proposed debarment from a DOD Agency, during the performance of this contract.
        (IAW AF FAR SUP 9.490)

 H-39.  CAS NONCOMPLIANCE

        Award of this contract does not constitute a determination that the Contractor's disclosed and applied accounting practices used in pricing this contract are in compliance with the Cost Accounting Standards
        (CAS). The Government retains its right to adjust the contract price under the CAS clauses of this contract if a subsequent final determination of noncompliance is made by the Contracting Officer.
        (IAW FAR 30.202-1(b))

 H-56.  INCORPORATION OF SUBCONTRACTING PLAN

        The subcontracting plan contained in contractor's revised proposal dated 5 FEB 88 is incorporated herein by reference.
        (IAW FAR 19.705-5(a)(5))

 H-89. LIMITATION OF GOVERNMENT'S OBLIGATION - ALLOTMENT OF FUNDS (NOV 1984) AFLC FAR SUP 52.290-9002

        (a) To the extent the Schedule sets forth an amount to cover the estimated cost to the Government for specified items, the Government shall not be obligated to pay the Contractor any amount in excess of the amount set forth in the Schedule and the Contractor shall not be obligated to continue performance by virtue of which the Government's obligation hereunder would exceed the amount set forth in the Schedule, unless and until the Contracting Officer shall have notified the Contractor in writing that such amount has been increased and shall have specified in such notice a revised amount which shall constitute the estimated cost of performance of this contract. When and to the extent that the amount set forth in the Schedule has been increased, any expenses incurred by the Contractor in excess of such amount prior to the increase shall be allowable to the same extent as if such expenses had been incurred after such increase in such amount.

        (b) The Contractor shall notify the Government in writing at the earliest practicable time, whenever he believes that the cost he expects to incur within the succeeding thirty (30) days will exceed 85% of the amount stated in the Schedule. The Contractor will also notify the Government in writing at any other time if he expects the costs he will incur for items chargeable to such amount will be substantially greater or less than such amount.

        (c) The Government reserves the right to increase or decrease the funds allotted herein for item(s) 0008AA THROUGH 0008AQ on a unilateral basis by modification to the contract or orders, as applicable. In no event shall the Contracting Officer decrease the funds below the amount incurred by the Contractor at the time of the notice of decrease.
        (IAW AFLC FAR SUP 90.103(c))

H-160.  SECRETARIAL APPROVAL OF CONTRACT (APR 1984) AF FAR SUP 52.204-1

        The agency official designated to approve this contract as required by the clause entitled "Approval of Contract" is the Secretary or a duly authorized representative.
        (IAW AF FAR SUP 4.103)

H-184.  LAW COVERING CONTRACTS (JUL 1985) AFLC FAR SUP 52.225-9005

        The provisions of this contract shall be governed by and construed in accordance with the laws of the United States of America.
        (IAW AFLC FAR SUP 25.9001)

                                                                PAGE 22 OF 43
                                      CONTRACT NUMBER F41608-84-C-A100-PZ0050


H-185.  MODEL FMS CONTRACT CLAUSE (JUL 1985) AFLC FAR SUP 52.225-9010
        -------------------------------------------------------------

        The United States Government (USG) is purchasing articles and/or services under this contract for the purpose of selling them to a foreign country or international organization under the Arms Export Control Act of 1976, as amended (AECA). This contract is concluded pursuant to Section 22(a) of the AECA (22 U.S.C. Paragraph 2762(a)) based on the agreement of the Government of Saudi Arabia (SA) in a Foreign Military Sales (FMS) Letter of Offer and Acceptance (LOA) to pay the full amount of the contract and to make funds available to the United States Government as required to meet payments and other costs arising under the contract. Accordingly, no funds authorized and appropriated for the functions of the Department of the Air Force are available for payment under this contract. As a contract of the United States Government, however, this contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. Paragraphs 601-613), and all claims by or against the contractor under this contract shall be resolved in accordance with that Act. Any judgment against the United States on a claim of the Contractor, or any monetary award to the Contractor by a board of contract appeals, shall be paid in accordance with 31 U.S.C. 1304)
(IAW AFLC FAR SUP 25.7300-90(d))

H-901.

H-902. OVERTIME (DIRECTED MANNING ONLY)
       --------------------------------

       (A) Work involving overtime will only apply to Directed Manpower in CLIN 0001 (as defined in Statement of Work Section 3, paragraph
           3.11.1 & 3.11.2 and Special Provision H-929 hereof).

       (B) Any overtime directed in writing by the PCO or ACO will result in an equitable adjustment to the Contract price under the "Changes" clause. The Contractor will prepare and submit claims for such adjustments to the PCO on a monthly basis and will be definitized by use of Standard Form 30. Such claims shall be based on actual direct labor cost for each individual and applicable overhead and profit.

       (C) Overtime rates for personnel in Saudi Arabia will be time and one-half for everything over 8 hours per day or in excess of 48 hours in a single work week.

H-903. SPECIAL PROVISIONS RELATING TO THE CLAUSE ENTITLED TAXES, DUTIES, AND
       ---------------------------------------------------------------------
       CHARGES FOR DOING BUSINESS
       --------------------------

       (A) It is understood that the imposition of local taxes and similar charges with respect to the Peace Shield Program would serve to increase the contract price, therefore;

           (1) All property, material, equipment, and supplies brought into Saudi Arabia by the Contractor and Subcontractors to carry out the Peace Shield Program shall be exempt in Saudi Arabia from import and export duties, taxes, licenses, excises, impost, bonds, deposits, and any other identifiable charges. Property, materials, equipment, and supplies belonging to the Contractor or its Subcontractors that are not consumed in connection with the program or do not become a part of the completed work shall remain the property of the Contractor or its Subcontractors and may at any time be removed from, or disposed of, in Saudi Arabia free of any restrictions or any claims which may arise by virtue of such removal or disposal, provided that the duty thereon shall be paid in the event of their sale or disposal in Saudi Arabia

           (2) The Contractor/Subcontractor and their personnel shall be accorded exemption from Saudi Arabia income taxes. This provision does not exempt the Contractor/Subcontractor from paying Saudi Social Insurance.

       (B) In the event that taxes, duties, or similar charges are imposed in contravention of the above, such charges may served to increase the estimated cost under this contract and will be reimbursed limited to those cost incurred, excluding profit. For purposes of this paragraph, reimbursement shall be limited to those costs incurred, including applicable overhead and G & A expense, but excluding profit.

       (C) The above defines the Contractor's liabilities as it relates to any charges that may be imposed by the Saudi Arabian Government upon all property, material, equipment and supplies brought into Saudi
           Arabia by the Contractor/Subcontractor and is not intended to define title to property.

                                                                   PAGE 23 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


H-904.  LIMITATION OF CONTRACTOR LIABILITY
        ----------------------------------

        The Government of Saudi Arabia agrees, with respect to the Contractor:

        (1) To waive any or all claims which it has or may have against the Contractor, its agents, officers or employees, for damage, loss, or destruction of property, or for injury to or death of persons, arising out of the Contractor's participation in the Peace Shield Program, in the absence of wrongful act, negligence or misconduct on the part of the Contractor, its agents or employees.

        (2) To indemnify and hold harmless the Contractor, its agents and employees, against all claims arising directly or indirectly by reason of injury to or death of persons, or loss of or damage to property, out of the Contractor's participation in the Peace Shield Program, in the absence of wrongful act, negligence or misconduct on the part of the Contractor, its agents or employees.

        (3) To accept full responsibility for the security and safekeeping of SAG real and personal property located on SAG military bases or installations. The Contractor, its agents, officers, or employees shall not be liable for any damage arising out of a breach or failure of the Saudi Arabian Government security procedures, however caused.

        (4)  The term "agents" as used in this paragraph includes
             Subcontractors.

        (5) It is understood that these safeguard clauses pertain only to activities in Saudi Arabia.

H-905.  CONTRACTOR PERSONNEL
        --------------------

        (A) The Contractor shall be responsible for selecting personnel who are qualified to perform the required services, for supervising techniques used in their work and for keeping them informed of all improvements, changes and methods of operations.

        (B) The Contractor shall be permitted to utilize any percentage mix of United States/Third Country National/Saudi personnel in the performance of tasks under the Peace Shield Program, priority being given to Saudis for work in Saudi Arabia where qualifications are equal.

        (C) The Contractor's personnel shall respect the laws, customs, and regulations of Saudi Arabia, including the laws prohibiting access to certain areas of the country to non-Muslims or non-Saudis. The Contractor and its personnel while in Saudi Arabia shall be subject to the criminal and civil jurisdiction of the Saudi Arabian Government.

        (D) The PCO may direct the Contractor in writing to remove, and the Contractor shall remove, any employee from an assignment to perform services under this contract.

        (E) Where the reason for the removal request is for cause, replacement will be at no change in contract price. For purposes of this clause, "removal for cause" is defined as,

             (1) Failure to respect the laws, customs and regulations of Saudi Arabia

             (2)  Reasons of security.

             (3)  Failure to perform job duties

             (4) Conduct bringing discredit upon the Contractor and/or the United States Government.

        (F) In the event an employee is terminated upon direction of the PCO, other than for cause, an equitable adjustment for such early termination and replacement of such personnel shall be made to the contract.

        (G) Personnel will be required to carry Peace Shield Program identification when on duty.

                                                                   PAGE 24 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050



H-906.  BANK LETTER OF GUARANTY
        -----------------------

        Within fifteen (15) Calendar days after the date of the award of any Excavation of Construction Sub-Contract, the Contractor shall require the Sub-Contractor to furnish to the Contractor a Bank Letter of Guaranty for the performance of the work, in the amount of ten percent (10%) of the Sub-Contract Price. The Letter of Guaranty shall be dated as of the Sub-Contract date or no more than fifteen (15) Calendar days thereafter. The Bank Letter of Guaranty shall state that it will continue in effect for thirteen (13) months after the date the work is accepted by the ACO in an amount equal to five (5%) percent of the original Sub-Contract Price. The Letter of Guaranty shall also state that the bank agrees and consents that the Sub-Contract may be modified by change order or Supplemental Agreement without affecting the validity of the Letter Guaranty. If all work on the Sub-Contract has not been accepted and performance of the work will extend beyond the expiration date of the Letter of Guaranty, the Contractor shall secure an extension of the expiration date thereof or shall provide a new Bank Letter of Guaranty covering the time required for completion of the Work as estimated by the Contractor. Any such extension or new Bank Letter of Guaranty shall be provided to the Contractor at least ten
        (10) days prior to the expiration date of the Guaranty.

        Written documentation including receipt of the required Bank Letter of Guaranty for subcontractors shall be provided to the Contracting Officer or his authorized representative within fifteen (15) days after award of such subcontract.

H-907.  SAUDI ARABIAN LABOR AND SOCIAL INSURANCE LAWS
        ---------------------------------------------

        (A) Any claim brought against the Contractor or Subcontractor under Saudi Arabian Labor or Social Insurance Laws, and adjudged to be valid by Saudi Arabian courts, ministries, agencies, or officials having jurisdiction shall be reimbursed to the Contractor at cost to include the cost of defending against such claims. Claims brought by individual employees and adjudged valid by Saudi Arabian courts, ministries, agencies, or officials having jurisdiction will be reimbursed as aforesaid only when the Contractor or Subcontractor has submitted prima facia evidence to the PCO establishing that, as regards the subject of the claim, the practices of the Contractor or Subcontractor, with respect to the individual employee were (i) not a result of the contractor's own fault or negligence (ii) consistent with its standard policy (provided that such policies and procedures are not in conflict with Saudi Labor Laws) with respect to the performance of the particular services being rendered by that class or type of employee, and in accordance with Saudi law or (iii) were otherwise authorized by the terms of this contract.

        (B) Upon receipt of a notice of any such claim, the Contractor shall immediately notify the Procurement Contracting Officer (PCO). The Contractor will submit invoices to the PCO within 45 days after receipt of a decision by the competent authority, requiring payment under Saudi Arabian Labor or Social Insurance Laws.

        (C) In the event there are any changes in the Saudi Arabian Labor and Social Insurance laws that affect the contract firm fixed price, there will be an equitable adjustment to price in accordance with the appropriate "Changes" clause.

H-908.  SAUDI ARABIAN SOCIAL INSURANCE PAYMENTS
        ---------------------------------------

        Saudi Arabian Social Insurance Payments shall be reimbursed at cost incurred excluding profit. For purposes of this paragraph, reimbursement shall be limited to those costs incurred, including applicable overhead and G & A expense, but excluding profit.

H-909.  VISAS, LICENSES, AND PERMITS
        ----------------------------

        (A) To ensure the effective and timely performance of the Peace Shield Program, the Government of Saudi Arabia, the Royal Saudi Air Force and the United States Air Force will cooperate within the framework of the laws of Saudi Arabia to ensure timely issuance of work visas, multiple entry visas, exit visas, work permits, vehicle operator permits, residence permits, in-country travel permits, and any other appropriate licenses or permits as may be required by the Contractor, its Subcontractors, or their personnel and

                                                                   PAGE 25 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


             dependents. The Contractor/Subcontractors shall be responsible for the sponsorship of their employees and their dependents, and shall be allowed to process said permits directly with the appropriate Saudi Arabian Government agency. Specifically, and without in any way limiting the scope of the foregoing, Contractor personnel shall be afforded unrestricted movement in Saudi Arabia while performing their duties under this contract, with the exception of those areas prohibited to non-Muslims or non-Saudis, and, in any case of an emergency, medical or otherwise, an exit permit shall be issued without delay.

        (B) The RSAF shall furnish in a timely manner the required security clearances and passes for Contractor/Subcontractor personnel for restricted areas at locations where the Contractor is performing work under this contract to ensure contractor/subcontractor capability to meet contract schedules.

        (C) In the event entry visas, licenses, permits for area clearances are not provided within reasonable time after applications are submitted in strict compliance with SAG decrees/procedures, and such delay causes an increase in the cost of, or time required for the performance of any part of the work under this contract, an equitable adjustment shall be made in the contract price or schedule, or both.

H-910.  RESERVED
        --------

H-911.  CONTRACTOR-OWNED/PERSONAL PROPERTY
        ----------------------------------

        (A) In the event the Contractor or its personnel without reasonable cause are prevented from shipping their property (including personal belongings) out of Saudi Arabia (and the PCO is unable to secure a release) within 30 days after notification such property is available for shipment, where shipping is otherwise reasonably available, the Contractor shall be reimbursed for the replacement value of such property upon submission of a certified itemized inventory list. The Contractor/Subcontractor will certify with the approval of U.S.G. Property Administrator approved by the ACO, property to be shipped out of Saudi Arabia does not belong to the RSAF. In the event reimbursement is made pursuant to this paragraph such property shall become RSAF property. For purposes of this paragraph, reimbursement shall be limited to those costs incurred, including applicable overhead and G & A expense, but excluding profit.

        (B) The Contractor shall be reimbursed at replacement value, for loss, or damage to property owned by the Contractor or its employees and located in Saudi Arabia where such loss or damage is sustained due to, or arising out of, acts of war, armed conflict, insurrection, riots, civil strife, confiscation, nationalization, or deprivation of dominion and control by the Saudi Arabian Government.

        (C) The Contractor shall identify to the PCO and clearly mark as appropriate all Contractor/Subcontractor-owned property which is brought into Saudi Arabia for use in performance of this contract, title to which shall remain with the Contractor/Subcontractor. Identification as it relates to the aforementioned excludes personal property belonging to employees of the Contractor or its Subcontractor(s). The Contractor and/or its Subcontractor(s) will maintain an inventory of personal property brought in and/or bought in Saudi Arabia in accordance with Contractor procedures.

        (D) The Contractor/Subcontractor shall maintain an inventory control and accounting system adequate to record the usage and disposition of all Contractor/Subcontractor-owned property (excludes personal property belonging to employees) which has entered Saudi Arabia duty-free under this contract.

H-912.  EXCHANGE, IMPORTATION OR EXPORTATION OF CURRENCY
        ------------------------------------------------

        The Contractor/Subcontractor and their employees shall respect the laws and regulations of Saudi Arabia regarding the exchange importation and exportation of currency. However, the Government of Saudi Arabia shall allow:

        (A) The Contractor and his personnel and their dependents to freely exchange dollars for riyals and riyals for dollars, during the period of this contract, at the prevailing rate of exchange;

        (B) Contractor personnel and their dependents to freely import and export dollars for their personal use.

                                                                 PAGE 26 OF 43
                                       CONTRACT NUMBER F41608-84-C-A100-PZ0050

H-913. SPECIAL PROVISIONS RELATIVE TO WAR, ARMED CONFLICT, INSURRECTION, CIVIL
       -----------------------------------------------------------------------
       OR MILITARY STRIFE OR SIMILAR CONDITIONS
       ----------------------------------------

       (A) In the event the competent authority of the United States Government determines that, due to war, armed conflict, insurrection, civil or military strife, or similar condition, the safety of Contractor personnel is threatened, any additional costs incurred by the Contractor to retain such personnel in Saudi Arabia or to return such personnel and their dependents to the United States and secure replacements as applicable, shall be reimbursed to the Contractor at a price to be negotiated. Whether to retain or replace such personnel under the foregoing circumstances shall be within the sole discretion of the United States Government.

       (B) Notwithstanding the above, the activities and responsibilities of the Contractor under this Peace Shield Program may be suspended at any time by the PCO or designee upon determination by the Head of the United States Diplomatic Mission to Saudi Arabia, that due to war, armed conflict, insurrection, military or civil unrest or any other condition, the best interest of the United States so require. Any special or additional costs resulting from such suspension shall be subject to an equitable adjustment under the "Changes" clause.

       (C) Under no circumstances will Contractor personnel participate nor be required to participate in armed conflict or immediate preparations therefor.

H-914. WAR RISK INSURANCE PAYMENTS
       ---------------------------

       Premium Payments for War Risk Insurance will be reimbursed to the Contractor at cost incurred excluding profit. For purposes of this paragraph, reimbursement shall be limited to those costs incurred, including applicable overhead and G & A expense, but excluding profit.

H-915. CLASSIFIED INFORMATION OF THE SAUDI ARABIAN GOVERNMENT
       ------------------------------------------------------

       The Contractor and Subcontractor and their employees shall not divulge to any foreign government or to any unauthorized person whatsoever, any classified information of the Saudi Arabia Government or Agencies thereof, which may become known during the performance of the Peace Shield Program. For the purpose of this clause "Foreign Government" is defined as any Government other than the Saudi Arabia Government or the United States Government.

H-916. RADIO COMMUNICATION
       -------------------

       The Contractor and Subcontractor shall be permitted to operate a radio communications system within Saudi Arabia for communication between offices and job sites after appropriate approval and on frequencies to be assigned by the Government of Saudi Arabia. Contractor will obtain any required licenses.

H-917. ENGLISH LANGUAGE REQUIREMENT
       ----------------------------

       All publications, technical data, and operating materials will be furnished in the English language only.

H-918. WORKING ARRANGEMENTS (Applicable to Directed INCO Manning Only)
       --------------------

       (A) Work Week - The Contractor's normal work week shall be a minimum 40 hours. The normal workday in Riyadh is defined as a continuous 8-hour day shift plus a lunch period. Work schedules at all work sites shall be adjusted to accommodate RSAF personnel during Ramadan and Hadj each year.

       (B) Contractor in-country personnel will observe a maximum of eight holidays of Saudi Arabia during Ramadan and Hadj periods and also
           1 January, 4 July, the fourth Thursday in November and 25 December. When any of the foregoing U.S. holidays fall on a normal non-workday, the holiday will be observed either on the preceding or succeeding workday. The maximum of eight SAG holidays may be exceeded if additional holidays are declared by the SAG. Payment for holidays will be in accordance with Saudi Labor Laws and contractor personnel policies (provided such policies are not in conflict with Saudi Labor Laws). If the RSAF works on any holiday the Contractor will also work, if directed, and holiday pay will be reimbursed to the Contractor in accordance with Special Provision H-902 and H-929 (A)(2) & (3)

                                                                   PAGE 27 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


H-919.  AIR TRAVEL/FREIGHT
        ------------------

        Saudia Airlines will be used to transport all Contractor/Sub-contractor personnel and Air Freight on routes served by Saudia whenever possible. Every effort will be made to coincide or adjust travel and cargo shipments with Saudia schedules. This applies to all personnel directed/arranged travel and air freight into or departing the Kingdom which is under the control of the Contractor or subcontractor. The only exceptions to the above policy are instances of bona fide emergency personnel travel when space on Saudia is not available.

H-920.  MATERIAL PROCESSING DELAYS
        --------------------------

        It is understood that delays in processing material for this contract may result in cost increases and significant delays to the entire Program. In order to minimize such delays, the Saudi Arabian Government shall take appropriate actions to expedite off loading from ships and to expedite Customs clearance for all materials associated with the Program. Unreasonable delays that result in an increased cost or delay in schedule will be subject to an equitable adjustment to the price or schedule, or both, provided evidence of the delay is furnished and prompt written notification of the delay is given to the PCO.

H-921.  PRE-CONTRACT COSTS
        ------------------

        The Memorandum of Understanding between the U.S. Government and the Contractor, dated 15 Dec 1982, concerning recognition of pre-contract costs is hereby incorporated by reference and will become a part of CLIN 0001AA for disbursement purposes.

H-922.  AGENT'S FEES/COMMISSION CLAUSE
        ------------------------------

        The Contractor certifies that the contract price (including any subcontracts awarded hereunder) does not include any direct or indirect costs of sales commissions agent fees for contractor sales representatives for the solicitation or promotion or otherwise to secure the conclusion of the sale of any of the supplies or services called for by this contract to the Government of Saudi Arabia.

H-923.  ASSOCIATE CONTRACTOR AGREEMENT
        ------------------------------

        (A) The Contractor assumes the responsibilities for the PEACE SHIELD Program Facilities as described in this contract. In performance of those responsibilities the Contractor agrees to coordinate its activities with the associate Contractor, the Boeing Aerospace Company, to assure a timely exchange of data.

        (B) The Contractor will freely exchange technical information and data, including proprietary data, with each associate Contractor who shall require such technical information and data in the performance of their efforts. Associate Contractor requests for data may be submitted to the contracting officer for review and approval at the option of the Contractor. At Government conducted meetings, the contractor shall provide appropriate PEACE SHIELD Program technical information as a participant in such meetings in conjunction with Government personnel and other associate Contractors. In the event of a disagreement as to what constitutes an exchange of information the matter shall be brought to the attention of the appropriate Contracting Officer for resolution.

        (C) The Contractor shall execute a written associate Contractor agreement with the Boeing Aerospace Company. Copies of the agreement and all amendments thereto shall be provided to the Contracting Officer.

H-924.  SHIPPING DELAYS (APPLICABLE CLIN 0005)
        --------------------------------------

        Since shipping delays may result in significant delays to this Program, the Contractor shall make every reasonable effort to expedite the delivery of materials and equipment to the site. To this end, the Contractor shall employ the most expeditious means of transporting such materials and equipment, exclusive of premium transportation. Air shipments or premium transportation costs require prior written approval of the PCO.

H-925.  DESIGN, EXCAVATION & CONSTRUCTION SUB-CONTRACTORS
        -------------------------------------------------

        (A) The Contractor shall obtain Design, Geotechnical, Topographic Survey, Construction Materials and Equipment, Excavation & Construction service by awarding firm-fixed price Sub-Contracts.

                                                                   PAGE 28 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050



        (B) The Subcontractor(s) shall not be Parent Companies (or affiliates or subsidiaries thereof) of the Joint Venture nor subsidiaries or affiliates of the Joint Venture Organization. Further, the excavation and the construction sub-contract awards will not be made to the subcontractors (or their parent companies, subsidiaries or affiliates) who designed the SCC/SOC's, other facilities, excavations, site adaptations or internal modifications.

        (C) The Contractor shall flow required FAR clauses down in Subcontracts. In addition the Substance of the Firm Fixed Priced Construction clauses (as identified in Seciton I paragraphs G & K of this contract) will be included in construction sub-contracts awarded after the date of this modification. Subcontracts awarded prior to this modification shall remain under the DAR.

        (D) Contractor shall include an appropriate Liquidated Damages, clause in construction subcontracts (CLINs 0003, 0004, and 0005) to assure compliance with delivery requirements. Liquidated Damages collected or withheld will be identified on invoices submitted to the Government under the Cost Reimbursement invoicing provisions of CLINs 0003, 0004, and 0005 as a reduction to the invoice amount.

H-926.  OPTIONS FOR ADDITIONAL SERVICES AND FACILITIES
        ----------------------------------------------

        (A) The Contractor grants to the Government an options to purchase the following:

             CLIN 0001AB, Central Maintenance Facility (CMF) Final Design Mangement Services.

             CLIN 0001AC, Central Maintenance Facility Construction Management Services 70 months after award date of Letter Contract.

             CLIN 0001AD, Base Operations Center (BOC) concept design Management Services.

             CLIN 0001AE, Base Operations Center (BOC) final design for BOC at Jeddah AB.

             CLIN 0001AF, Provide Management Services to accomplish Construction Management at Jeddah AB.

             CLIN 0001AG, Provide Management Services to accomplish final design and Logistics Service of FF & E.

             CLIN 0002AH, CMF Final Design 70 months after award date of Letter Contract.

             CLIN 0002AJ, BOC, Jeddah Final Design 70 months after award date of Letter Contract.

             CLIN 0002AN, Provide Concept Design for Base Operations Center
             (BOC), Jeddah 70 months after award date of Letter Contract.

             CLIN 0004AN, Construct BOC at Jeddah 70 months after award date of Letter Contract.

             CLIN 0004AP, CMF Construciton 70 months after award date of Letter Contract.

             CLIN 0009, Phase OUT/DEMOB, Option to be exercised 60 days prior to Acheivement of substantial completion of each facility.

        (B) Upon request of the Contracting Officer, the Contractor shall submit a proposal for the purpose of negotiating an equitable adjustment to the contract terms affected. In the event an equitable adjustment is not negotiated the Contractor hereby agrees that his Proposal for Fixed Price CLINs may be used as a Not-to-Exceed price in a Government unpriced notice to proceed.
             In the event the contractor has not been notified by the Contracting Officer sixty days prior to times specified above, a request will be submitted to the Contracting Officer for a revised estimated option exercise date (if any).

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                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


        (C) The Contractor grants to the government the right to purchase construction of the following facilities. Contractor shall proceed with all preparatory work to point of printing of tender documents. Scheduled award dates and latest date for exercise of the option is as shown below for each facility.

                                                                    SCHEDULED
   CLIN                 DESCRIPTION               OPTION DATE       AWARD DATE
   ----                 -----------               -----------       ----------

  0004BE             Construct LRR (N-4)         88 JUL 19          88 NOV 15

  0004BF             Construct LRR (N-17)        88 MAY 16          88 SEP 15


             Contractor shall not incur any cost under these CLINS without authorization of the PCO.

H-927.  RESERVED
        --------

H-928.  WORKMANS COMPENSATION INSURANCE PAYMENTS
        ----------------------------------------

        The Contractor shall be reimbursed for all costs incurred for Workmen's Compensation Insurance Overseas required by FAR clause 52.228-3. For purposes of this paragraph, reimbursement shall be limited to those costs incurred, including applicable overhead and G & A expense, but excluding profit.

H-929.  DIRECTED MANNING
        ----------------

        (A) It is agreed and understood that the full-time position manning for functions set forth below will be as follows:

             (1)  Contractor's staff at Wright-Patterson Air Force Base, Ohio:

                  (a)  One (1) Secretary thru month 77.5

                  (b)  One (1) Graphics Technician thru month 77.5

                  (c)  One (1) Senior Management Person thru month 77.5

                  (d) One (1) Accounting Analyst/Accounting Technician thru month 77.5

             (2) Personnel required in Saudi Arabia to support Inspection Contractor and USAF Staff at Riyadh:

                  (a)  One (1) Graphics Technician thru month 77.5

                  (b)  One (1) Lead Driver thru month 77.5

                  (c)  One (1) Driver thru month 77.5

                  (d)  Two (2) Drivers thru month 71

                  (e)  Two (2) Drivers thru month 65

             (3)  Personnel required in Saudi Arabia to support RSAF Staff at
                  Riyadh:

                  One (1) Secretary thru month 77.5

        (B) The above months refer to months after Award Date of the Letter Contract.

H-930.  GOVERNMENT FURNISHED PROPERTY:
        ------------------------------

        Property and/or Equipment acquired by the Contractor for use under Contract F41608-80-C-A510 for Program Management Assistance Services
        (PMAS) shall, upon completion thereof be transferred to, and become accountable under this contract in accordance with Government Furnished Property clause of this contract.

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                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050



H-931.  CHANGES  (Applicable to CLINS 0002AH, 0002AJ, 0002AM, 0002AN, 0002AR,
        -------
        0003, 0004, 0005, 0006, 0007 and 0012).

        (A) The Contractor shall be responsible for recognizing the necessity of change requirements resulting from field conditions, technical and engineering considerations, construction problems encountered, availability of materials or equipment, and other factors affecting the execution of the work under the terms of this contract. The Contractor shall evaluate all such situations and subject to the limitations and obligations of paragraph's B & C below initiate and complete the actions necessary to resolve the problem.

        (B) The Contractor is authorized to process any individual change (on CLINS 0002AH, 0002AJ, 0002AM, 0002AN, 0002AR, 0003, 0004, 0005,
             0006, 0007 and 0012 only) up to $25,000.00 per action.  The
             Contractor will invoice for these changes under the Cost reimbursement provision as applicable under CLINS 0002AH, 0002AJ, 0002AM, 0002AN, 0002AR, 0003, 0004, 0005, 0006, 0007 and 0012.
             Each change initiated by the contractor pursuant to the authority bestowed herein shall be fully documented and supported to extent and in the manner specified in the Provision herein entitled "Subcontracts". Copy of each action will be provided the ACO, PCO, and on-site USAF Resident Engineer. The foregoing authority does not include the following:

             (1) Modifications or changes to the Terms, Conditions and/or Requirements of the prime contract existing between the Contractor and the Government.

             (2) Actions which are out of scope (regardless of monetary amount).

             (3) Actions which would affect final completion schedule as reflected in Section F paragraph F-900 of this contract.

             (4) Actions which affect the functional characteristics of the facility and which would result in non-compliance with Design Criteria or intended use.

             (5)  RSAF Requested Change.

        (C) The Contractor will maintain an accounting record in the Project Accounting System for each change.

H-932.  SAUDI ARABIAN SUPPORT
        ---------------------

        The Saudi Arabian Government will at no cost to the Contractor or Sub-contractor:

        (A) Provide appropriate Contractor personnel access to all Peace Shield locations as required during performance of duties.

        (B) Provide use of SAG medical facilities for USG and Contractor personnel when a medical emergency arises and transportation to another facility would be impractical.

H-933.  RIGHTS OF ENTRY
        ---------------

        The Saudi Arabian Government shall allow the Contractor and all its Subcontractors all rights of entry to Construction Sites. These areas will be used by the Contractor only for work required under the terms of this contract. Contractor shall avoid any destruction or damage to these areas except that resulting from normal usage, unless approved by the ACO.

H-934.  GOVERNMENT PROPERTY INVENTORY LISTING

        The Equipment List entitled "Government Property Inventory Listing", dated 1988 Jan 19, is incorporated by reference. Copies may be requested from SA-ALC/PMR.

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                                      CONTRACT NUMBER F41608-84-C-A100-PZ0050

H-935.  NEW MATERIAL:
        -------------

        Notwithstanding Contract Clauses entitled "New Material" and "Used or Reconditioned Material, Residual Inventory, and Former Government Surplus Property," hereof, the following shall apply:

        (a)  Use of Surplus Material is not authorized.

        (b) Related material shall be new and manufactured of material traceable to the original manufacturing source to definitely confirm that it complies with all requirements of the Contract. Material shall not be surplus property or reworked, replated, refinished or used material of any kind.

H-396.  SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES (1970 SEP):
        ------------------------------------------------------------

        The Safety Requirements of AF FAR SUP 52.228-7007 and DOD 4145.26M "DOD Contractor's Safety Manual for Ammunition, Explosives, and Related Dangerous Material" is applicable and will be included in all construction subcontracts which contemplate the use of explosives (blasting requirements) in the performance of the constructions. The above clause will be administered in such a manner as to assure safety without unnecessary application of the requirements of manual to contractor operations. Insofar as the requirements of the manual conflict with Saudi Arabian Government regulations on the use of explosives, the Saudi Arabian Government regulations shall prevail. All other requirements of the clause relating to reports, withdrawal of USG personnel from unsafe areas, etc shall remain in effect.

H-937.  INSPECTION CONTRACTOR
        ---------------------

        (A) The services of a separate Contractor (hereafter known as the "Inspection and Engineering Services Contractor" (I&ES) will be utilized to assist the Government in the performance of its duties under this contract. The Contractor shall provide access to records, reports, test results, pertaining to construction to include, but not limited to:

                 1.  Daily Logs
                 2.  Quality Control Logs
                 3.  Safety Plans
                 4.  Schedules
                 5.  Subcontractors
                 6.  Results of Materials Testing
                 7.  Working Drawings
                 8.  Changes/Change Orders - Documentation/Impact Analyis

        (B) The Government or its designee (I&ES) shall conduct its examinations of above items or conduct tests so as not to interfere with or delay the work of the Contractor. The I&ES is not authorized to direct, modify, alter or change the work of the Contractor or his subcontractors.

        (C) The I&ES shall not have access to any data considered proprietary to the Contractor or his subcontractors.

        (D) The I&ES (including parent and subsidiary companies) shall not be permitted to become a design subcontractor to the Prime Contractor or his subcontractors.

H-938.  APO SERVICE:
        ------------

        (A) U.S. citizen personnel of the Contractor are authorized APO service in Saudi Arabia to the extent that such services are available and subject to all published directives and regulations issued by the postal unit(s) providing such service. APO service for the Contractor encompasses the following:

             (1) Contractor Personnel are authorized full service first class mail up to 12 ounces per piece.

             (2) Video Tapes are prohibited when addressed to Box "R" regardless of weight.

             (3) The term Box "R" is a mandatory part of the Address and Return Address.

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                                       CONTRACT NUMBER F41608-84-C-A100-PZ0050

        (B)  The Contractor shall ensure that his personnel:

             (1)  Comply with the USG and APO postal regulations.

             (2) Do not utilize the postal service to import or export from Saudi Arabia any material prohibited by the United States Military Training Mission (USMTM) regulations or directives or Host-Nation customs and laws.

             (3) Utilize the service for only personal purposes and not for and business unconnected with the stated purpose of the contract itself. Service will not be used for importation of items or raw materials destined for resale and individuals will not act as an agent for persons or organizations not authorized to use the service. It is further understood and agreed that, if in the opinion of the Contracting Officer, any of the personnel of the Contractor violate the restrictions stated above, employee or employees shall have their APO privileges revoked and, if so determined by the Contracting Officer, be dismissed from any employment connected with the Contract.

H-939.  MEDICAL EVACUATION
        ------------------

        In the event hospitalization of the contractors personnel or their dependents is required outside Saudi Arabia, the contractor shall be reimbursed for airline transportation costs for the medical evacuation of the patient (and one adult if the patient is a dependent). Reimbursement will be contingent upon certification from competent medical authority that (i) medical evacuation was required and (ii) justification for destination. For purposes of this paragraph, reimbursement shall be limited to those costs incurred, including applicable overhead and G & A expense, but excluding profit.

H-940.  U.S. DOLLARS TO SAUDI RIYALS (APPLICABLE TO CLIN 0001 ONLY)
        ------------------------------------------------------------

        The financial procedures in this program are based on the principle that neither the United States Government nor any of its foreign contractor or subcontractors, shall realize financial benefit or incur financial loss by reason of fluctuation in the official rate of currency exchange or currency reevaluation. For the purpose of this program, a currency reevaluation is a change in the official rate of exchange between the US Dollar and the Saudi Riyal which occurs as a direct result of sovereign decree and which affects the USG or any of its contractors or subcontractors in connection with any expenditure in Saudi Riyals associated with this program. If a currency reevaluation or a fluctuation in the exchange rate results in a financial gain or loss to the contractors, the contract price will be adjusted to eliminate such gain or loss. Such adjustment in contract price shall be subject to normal price negotiation between the PCO and the contractor. Adjustments will be made in accordance with the following procedure:

        (a) Price impact resulting from changes in the real value of U.S. Dollars to Saudi Riyals after 1988 MAR 01 will be recognized.
                                      -----------
        (b) The total price set forth in the contract is subject to both increases and decreases as a result of fluctuations in the monetary exchange rate between the United States and the Saudi Arabian Riyal. The basis for measurement of these changes is set forth below.

        (c)  The total price of this contract is based on an exchange rate of
        3.75 SR per U.S. Dollar.
        ----
        (d) The actual USD/SR exchange rate used will be the rate reflected on bank exchange receipts received at Riyadh as of the 15th of each month (or nearest date thereto) averaged for the three months in the quarter.

        (e) The exchange rate adjustment amount will be determined at the end of each quarter by the following procedure:
             (1) For each appropriate quarter, the Contractor and the PCO will determine the average quarterly actual value of the exchange rate as specified in para. (d) above.

             (2) The average quarterly actual value of the exchange rate will be divided into the Saudi Riyal expenditures for the appropriate quarter as listed in (g) below.

                                                                   PAGE 33 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


             (3) The resultant adjusted expenditures in U.S. Dollars will be reduced by the amount of U.S. Dollar expenditures for the same quarter listed in (g) below.

             (4) The resultant difference whether increase or decrease is the base cost impact for changes in the monetary exchange rate for the quarter.

         (f) Example of Quarterly price adjustment:

             Projected SR Expenditures     Projected US
                  for quarter           -  Dollar Expenditures  =  COST IMPACT
             -------------------------     for quarter
             Actual Quarterly Average
             exchange rate

         (g) Projected INCO expenditures:

         Quarter                Projected U.S.         SR Amount Based
         Ending              Dollar Expenditures        On 3.75 Rate
         -------             -------------------       ---------------

         31 Mar 88              $ 2,293,333.00           8,600,000.00
         30 Jun 88              $ 2,960,000.00          11,100,000.00
         30 Sep 88              $ 3,200,000.00          12,000,000.00
         31 Dec 88              $ 3,226,667.00          12,100,000.00
         31 Mar 89              $ 3,093,333.00          11,600,000.00
         30 Jun 89              $ 2,640,000.00           9,900,000.00
         30 Sep 89              $ 2,240,000.00           8,400,000.00
         31 Dec 89              $ 1,546,667.00           5,800,000.00
         31 Mar 90              $ 1,146,667.00           4,300,000.00
         30 Jun 90              $   986,000.00           3,700,000.00
         30 Sep 90              $   613,333.00           2,300,000.00
         31 Oct 90              $   186,667.00             700,000.00
                                --------------          -------------
         TOTALS                 $24,133,334.00          90,500,000.00SR

             The above expenditures are only for the purpose of establishing currency adjustments and are subject to adjustment for subsequently negotiated changes.

         (h) Upon determination of the quarterly adjustment as set forth in para (e) above, the contractor shall submit an adjustment proposal to the PCO within 60 days following the subject quarter and the PCO will diligently pursue issuance of a contract modification within 30 days of the receipt of the proposal incorporating the necessary changes to the total contract price.

         (i) The Government has the right to audit the contractor's supporting detail for each quarterly adjustment proposal.

         (j) Failure to agree on a negotiated amount shall be considered a dispute within the meaning of the "Disputes" clause of this contract.

 H-941.  CONTINGENT FACTOR (Saudi Arabian Sovereign Acts)
         ------------------------------------------------

         Saudi Arabian laws enacted after effective date of Letter
         Contract F41608-84-C-A100 will be reviewed for contractual and financial impact. Any impact will be subject to normal price negotiations between the United States Government and the Contractor. Adjustments will be limited to actual costs excluding profit. For purposes of this paragraph, reimbursement shall be limited to those costs incurred, including applicable overhead and G & A expense, but excluding profit.

 H-942.  CONSTRUCTION COMPLETION SCHEDULES (INCLUDES EXCAVATION)
         -------------------------------------------------------

         Notwithstanding the language in DFARS 52.236-7015 as pertains to the "Guarantees or Correctness" of the completion schedules, it is expressly understood that completion schedules reflected in Section F, Paragraph F-900 of the contract are binding on the Contractor.

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                                      CONTRACT NUMBER F41608-84-C-A100-PZ0050

H-943. CONSTRUCTION WARRANTY (Includes Real Property Installed
       -------------------------------------------------------
       Electrical/Mechanical Equipment Warranty)
       -----------------------------------------

       (A) All buildings and equipment (RPIE) including utility lines, roadways, fencing, paved areas, etc., constructed under this contract will be warranted for one (1) year. Real Property Installed Equipment (RPIE) - electrical motors, air conditioning units, etc.) will be warranted for one (1) year or in accordance with manufacturers warranties whichever is longer.

       (B) The warranty period will commence upon final acceptance of the facility by the Administrative Contracting Officer (ACO).

       (C) Warranties for equipment which exceed the one (1) year administered by the Contractor will be passed to and administered by the ACO. In the event that less than one (1) year remains between ACO acceptance of one or more facilities and the contract end date, the Contractor shall include the cost of Warrantee Administration for that portion of the Warrantee that extends beyond the contract end date for each facility in the cost for CLIN 0009 contract Phaseout/Demobilization. The USAF reserves the right to assume full responsibility for Warrantee Administration after the contract completion at it's sole Option thereby releasing the Joint Venture from responsibility for Warrantee Administration after the then existing contract end date.

       (D) In the event it becomes necessary to exercise the provisions of the Construction Warranty Clause and the construction subcontractor does not rectify the deficiency, the Contractor shall take the necessary action to correct the deficiency utilizing those funds provided under Special Provision Clause H-906 of the Contract.

H-944. PROGRAM COORDINATION
       --------------------

       a. Program Reviews. The Contractor shall provide a representative to attend and participate in monthly USAF Program Reviews at designated U.S. location (estimated: Houston (1/2), and WPAFB (1/2).

       b. Interface Control Working Group. The Contractor shall participate with other Peace Shield Contractors in quarterly Interface Control Working Group (ICWG) meetings held at the ESD's System Contractor's Office (Distance not to exceed Houston to Seattle). ICWG meetings will begin in CY 1987. The purpose of these meetings is to develop, control, and coordinate changes to maintain compatibility and interoperability of all components of the Pease Shield Program. Contractor attendance shall be by request of the Contracting Officer or AFLC/DER. Incident to Contractor participation, the Contractor shall disclose to the USAF and other Peace Shield Contractors information and data requested during the meeting which are relevant and necessary to insure a complete and successful program integration effort. All information and data disclosed shall be in writing.

       c. Government Representatives attending ICWG meetings do not have the authority to direct or control the contractor in any manner which will result in a change to the SOW and Terms and Conditions of this contract. In the event the contractor considers any action during these meetings to constitute a change to this contract, the contractor shall notify the Contracting Officer and AFLC/DER in accordance with the Terms and Conditions of this Contract.

H-945. ASSIGNMENT
       ----------

       (a) The Joint Venture may, at its discretion, elect to assign to the Facility Construction Contractors all or any part of the work relating to and associated with the planning, scheduling, coordination, and accomplishment of the installation, check-out and operability of certain items of long lead and standardized equipment at SCC/SOC and LRR sites.

       (b) It is understood that should the Contractor elect to exercise any such assignment, the terms thereof shall specify that the Equipment manufacturers and the Facility Construction Contractors subject to such assignment shall accomplish the work required to complete the facilities for delivery to the Government pursuant and subject to all applicable terms and conditions of this contract.

                                                                   PAGE 35 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


        (c) Notwithstanding any such assignment, the Joint Venture shall remain fully and solely responsible in accordance with the terms and conditions of this contract for all obligations and liabilities of the seller with respect to total contract performance, and the Government shall continue to deal with and look to the Joint Venture exclusively. It is understood and agreed between the parties hereto that the assignments contemplated hereby shall be limited to only that part of the work associated with installation and integration of selected items of equipment into the respective facilities and the Joint Venture shall be responsible for acquisition storage and issue of the equipment to the Facility Construction Contractor(s). It is further understood and agreed that any assignments executed by the Joint Venture under this contract shall not create any new rights or obligations not already the subject of this contract, nor create any entitlements to increases in the contract price solely as a result thereof.

H-946.  RESERVATION OF RIGHTS - COST ACCOUNTING STANDARDS:

        The parties hereto agree that with respect to the Metcalf & Eddy costs comprising a part of the total Joint Venture proposal, in the establishment of prices hereunder, the negotiations did not address any alleged contract "potential noncompliance" or "actual noncompliance" with cost accounting standards.

        The parties reserve the right to any and all adjustments to the contract prices established hereunder as contemplated by the General Provisions clause of this Contract entitled "Cost Accounting Standards" and the parties acknowledge this reservation of rights and that the prices contained in this contract were not established in such manner as to encompass such adjustments for, or negate any effect on any noncompliance.

H-947.  CHANGE ORDER RESERVE
        --------------------

        The Estimated Cost for each Line Item in CLINS 0003, 0004 and 0005 contains additional amount to cover Change Orders for work under those CLINs regardless of the source of the change. In the event the Estimated Cost is exceeded, the Government may increase the Estimated Cost as provided for in the applicable Changes Clause. In the event of such an increase in the Estimated Cost, the Contractor shall not be entitled to an increase in the Fixed Fee regardless of the cause for the increase in the Estimated Costs.

H-948.  CHANGE ORDER TIME RESERVE
        -------------------------

        The Completion Dates contained in Schedule F contain additional time which shall be available to both the Contractor and the Government on an equal basis to cover change orders for CLINS 0003 AND 0004. This Change Order Time Reserve shall be used as required to extend the Subcontractor Period of Performance. Utilization of the Change Order Time Reserve shall be subject to the review of the Contracting Officer. When available Change Order Time Reserve is consumed, the Government shall, when justified by the circumstances, extend the Completion Dates in Schedule F under the provisions of the applicable Changes Clause. In the event of such time extensions, the Contractor shall be entitled to an equitable adjustment in time and/or cost of performance under CLINs 0001, 0002 and 0012 in accordance with the Changes Clause applicable to those Contract Line Items.

H-949.  AFFILIATION

        (a) Business concerns are affiliates of each other when either directly or indirectly one concern controls or has the power to control the other, or a third party controls or has the power to control both.

        (b) Each offeror shall submit with his offer an affidavit containing information as follows:

             (1)  whether the offeror has any affiliates,

             (2) the names and addresses of all persons and concerns exercising control or ownership of the offeror, its subsidiaries and any or all of his affiliates, and whether as common officers, directors, stockholders holding controlling interest, or otherwise.

        (c) The information required in (b) above shall be kept current throughout the life of any resulting contract by submitting revised affidavits as necessary to the Contracting Officer within 30 days of any change.

                                                            PAGE 36 OF 43
                                  CONTRACT NUMBER F41608-84-C-A100-PZ0050

H-950.  PEACE SUN/PEACE HAWK CLOSE-OUT

        A. The Contractor shall accomplish Peace Sun/Peace Hawk clean-up tasks as defined in Appendix "C".

        B. The Contractor shall travel to Saudi Arabia to conduct an on-site evaluation of existing conditions and develop a preliminary design that responds to each requirement. The Contractor shall employ a qualified Subcontractor to develop the required designs. The USAF will provide record drawings for those portions of each facility affected by this requirement. The USAF will arrange for the Contractor's team to visit each facility or project site for a period up to three days per facility within a two week period.

        C. Upon USAF on-site approval of preliminary designs in Saudi Arabia, the Contractor shall develop final designs, construction cost estimate and schedules, which shall be submitted to the PCO within 15 working days of the Contractor Team's return from Saudi Arabia.

        D. Upon completion of the final designs, the USAF shall review and approve the final designs. Upon approval, the Contractor shall proceed with the construction in accordance with the approved designs.

        E. The cost of work performed under this clause shall be covered as follows:

                            TASK                              CLIN
                ----------------------------                 ------

                All JV cost to include                       0012AB
                Incountry and CONUS trips,
                preliminary and final design
                reviews, cost estimate and
                schedule development

                Subcontractor Incountry                      0004BM
                and CONUS trips, preliminary
                and final design, fabrication,
                installation and construction
                subcontracts

        F. The Contractor's liability for design work under this clause shall be limited to ensuring that all design is accomplished to satisfy Appendix "C" in accordance with FAR 52.236-23, Responsibility of the Architect-Engineer Contractor (Apr 84). The Contractor's liability for construction work under this clause shall be limited to accomplishing the construction in conformance with approved designs. No further liability is expressed or implied.

        G. Other Warranty, design and constructions provisions of this Contract and the Peace Shield Statement of Work shall not apply to the work covered by this clause.

H-951.  OVER AND ABOVE REIMBURSEMENT
        ----------------------------

        (A) This provision is established to provide USAF/3DI support during the construction of the Peace Shield Program that is not already provided for under CLIN 0001 of the contract.

        (B) Authorization for purchase shall be provided in writing by the PCO or ACO.

        (C) The Contractor shall be reimbursed under CLIN 0008AN for actual costs incurred.

H-952.  USE OF OUTSIDE COUNSEL

        Due to the uncertainties in predicting the need for legal services, the Contractor will be reimbursed for the actual cost of outside counsel without profit under CLIN 0008AQ. Outside counsel will be utilized to handle all legal matters arising in Saudi Arabia. In addition, outside counsel will be employed to handle claims, disputes and other matters arising out of purchase orders or Subcontractors administered by the Contractor regardless of location of the work or the subcontractor's home office. Legal fees associated with personnel related claims arising in Saudi Arabia which result in the use of outside counsel for defense shall be reimbursed. The Contractor shall exercise normal care to avoid unnecessary legal expense. The Contractor shall immediately advise the PCO of any incident or activity which could result in the incurrence of outside legal fees in excess of $25,000.00.

                                                                   PAGE 37 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


                          PART II - CONTRACT CLAUSES
                                  SECTION I
                               CONTRACT CLAUSES

FAR       52.252-2    CLAUSES INCORPORATED BY REFERENCE                 APR 1984

          This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

          I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

NO        FAR PARA    CLAUSE TITLE                                       DATE

          A. THE FOLLOWING CLAUSES ARE APPLICABLE TO ALL CLINS IN THIS CONTRACT:

   I-11.  52.202-1    DEFINITIONS                                       APR 1984
   I-18.  52.203-1    OFFICIALS NOT TO BENEFIT                          APR 1984
   I-19.  52.203-3    GRATUITIES                                        APR 1984
   I-20.  52.203-5    COVENANT AGAINST CONTINGENT FEES                  APR 1984
   I-21.  52.203-6    RESTRICTIONS ON SUBCONTRACTOR SALES TO THE        JUL 1985
                      GOVERNMENT
   I-22.  52.203-7    ANTI-KICKBACK PROCEDURES                          FEB 1987

   I-26.  52.204-1    APPROVAL OF CONTRACT                              APR 1984

                      (This clause is applicable at various dollar
                      levels for specific activities. If this contract
                      requires approval at a level above the
                      Contracting Officer in accordance with agency
                      procedures, such approval will be shown on
                      the cover page of the contract at the time of
                      contract issuance.)
   I-27.  52.204-2    SECURITY REQUIREMENTS                             APR 1984
  I-102.  52.212-8    DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS      MAY 1986
  I-127.  52.215-1    EXAMINATION OF RECORDS BY COMPTROLLER GENERAL     APR 1984
  I-128.  52.215-2    AUDIT-NEGOTIATION                                 APR 1984
  I-133.  52.215-22   PRICE REDUCTION FOR DEFECTIVE COST OR PRICING     APR 1984
                      DATA
  I-135.  52.215-24   SUBCONTRACTOR COST OR PRICING DATA                APR 1985
                      (Applicable to any negotiated order over $100,000, when cost or pricing data is required)

  I-141.  52.215-30   FACILITIES CAPITAL COST OF MONEY                  APR 1984
  I-144.  52.215-33   ORDER OF PRECEDENCE                               JAN 1986
 +I-214.  52.219-8    UTILIZATION OF SMALL BUSINESS CONCERNS AND        JUN 1985
                      SMALL DISADVANTAGED BUSINESS CONCERNS
 +I-215.  52.219-9    SMALL BUSINESS AND SMALL DISADVANTAGED            APR 1984
                      BUSINESS SUBCONTRACTING PLAN
 +I-220.  52.219-13   UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES       AUG 1986
 +I-228.  52.220-3    UTILIZATION OF LABOR SURPLUS AREA CONCERNS        APR 1984
 +I-229.  52.220-4    LABOR SURPLUS AREA SUBCONTRACTING PROGRAM         APR 1984
  I-245.  52.222-1    NOTICE TO THE GOVERNMENT OF LABOR DISPUTES        APR 1984
 +I-247.  52.222-3    CONVICT LABOR                                     APR 1984
 +I-248.  52.222-4    CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--    MAR 1986
                      OVERTIME COMPENSATION
++I-264.  52.222-26   EQUAL OPPORTUNITY                                 APR 1984
 +I-267.  52.222-28   EQUAL OPPORTUNITY PREAWARD CLEARANCE              APR 1984
                      OF SUBCONTRACTS
  I-268.  52.222-29   NOTIFICATION OF VISA DENIAL                       APR 1984
++I-274.  52.222-35   AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND       APR 1984
                      VIETNAM ERA VETERANS
++I-276.  52.222-36   AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS        APR 1984
 +I-292.  52.223-2    CLEAN AIR AND WATER                               APR 1984
  I-312.  52.225-11   CERTAIN COMMUNIST AREAS                           APR 1984
  I-315.  52.227-1    AUTHORIZATION AND CONSENT                         APR 1984
  I-317.  52.227-2    NOTICE AND ASSISTANCE REGARDING PATENT AND        APR 1984
                      COPYRIGHT INFRINGEMENTS

                                                                PAGE 38 OF 43
                                      CONTRACT NUMBER F41608-84-C-A100-PZ0050

 I-335.    52.228-3     WORKERS' COMPENSATION INSURANCE (DEFENSE BASE ACT)      APR 1984
                        (Applies to any employee when:
                        1.  Hired in the United States by any Contractor
                        2.  Resident of the United States
                        3.  Citizen of the United States)
 I-336.    52.228-4     WORKERS' COMPENSATION AND WAR-HAZARD INSURANCE          APR 1984
                        OVERSEAS
 I-364.    52.230-3     COST ACCOUNTING STANDARDS                               AUG 1986
 I-365.    52.230-4     ADMINISTRATION OF COST ACCOUNTING STANDARDS             APR 1984
 I-403.    52.232-17    INTEREST                                                APR 1984
 I-409.    52.232-23    ASSIGNMENT OF CLAIMS                                    JAN 1986
 I-417.    52.233-1     DISPUTES                                                APR 1984
 I-418.    52.233-1     Alternate I                                             APR 1984
 I-419.    52.233-3     PROTEST AFTER AWARD                                     JUN 1985
 I-662.    52.247-63    PREFERENCE FOR U.S.-FLAG AIR CARRIERS                   APR 1984
                        (Applicable when use of Saudia Airline per H-919
                        is not practicable)
 I-732.    52.252-4     ALTERATIONS IN CONTRACT                                 APR 1984

                        Portions of this contract are altered as follows:

                        FAR Clause 52.243-1 is amended to extend the period
                        ---------------------------------------------------
                        which any claim for adjustment must be asserted from
                        ----------------------------------------------------
                        30 to 60 days (AF FAR SUP 52.243-1)
                        -----------------------------------
                        (IAW FAR 52.107(d))

 I-733.    52.252-6     AUTHORIZED DEVIATIONS IN CLAUSES                        APR 1984

                        (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

                        (b) The use in this solicitation or contract of any DOD Federal Acquisition Regulation Supplement (48 CFR
                        Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

           B.  SERVICE FFP, FOR CLINS 0001 AND 0009

           I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

  N0       FAR PARA     CLAUSE TITLE                                               DATE

- - -I-306.    52.225-3     BUY AMERICAN ACT-SUPPLIES                                APR 1984
- - -I-309.    52.225-7     BALANCE OF PAYMENTS PROGRAM                              APR 1984
- - -I-353.    52.229-4     FEDERAL, STATE, AND LOCAL TAXES                          APR 1984
                        (NONCOMPETITIVE CONTRACT)
 I-355.    52.229-6     TAXES--FOREIGN FIXED-PRICE CONTRACTS                     APR 1984
 I-391.    52.232-8     DISCOUNTS FOR PROMPT PAYMENT                             JUL 1985
 I-394.    52.232-11    EXTRAS                                                   APR 1984
- - -I-478.    52.237-2     PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT,           APR 1984
                        AND VEGETATION
 I-546.    52.243-1     CHANGES--FIXED-PRICE                                     APR 1984
 I-568.    52.244-1     SUBCONTRACTS (FIXED-PRICE CONTRACTS)                     JAN 1986
 I-573.    52.244-5     COMPETITION IN SUBCONTRACTING                            APR 1984
 I-580.    52.245-2     GOVERNMENT PROPERTY (FIXED-RATE CONTRACTS)               APR 1984
 I-630.    52.246-25    LIMITATION OF LIABILITY--SERVICES                        APR 1984
 I-684.    52.249-2     TERMINATION FOR CONVENIENCE OF THE GOVERNMENT            APR 1984
                        (FIXED-PRICE)

           C.  ARCHITECT - ENGINEERING FFP & CPFF, FOR CLIN 0002
                           (CLIN 0012 AS APPLICABLE)
  I-11.    52.202-1     DEFINITIONS                                              APR 1984
  I-12.    52.202-1     Alternate I                                              APR 1984
  I-27.    52.204-2     SECURITY REQUIREMENTS                                    APR 1984
  I-29.    52.204-2     Alternate II                                             APR 1984
 I-103.    52.212-12    SUSPENSION OF WORK                                       APR 1984
 I-353.    52.229-4     FEDERAL, STATE, AND LOCAL TAXES                          APR 1984
                        (NONCOMPETITIVE CONTRACT)w
 I-355.    52.229-6     TAXES--FOREIGN FIXED-PRICE CONTRACTS                     APR 1984
 I-391.    52.232-8     DISCOUNTS FOR PROMPT PAYMENT                             JUL 1985

                                                                 PAGE 39 OF 43
                                       CONTRACT NUMBER F41608-84-C-A100-PZ0050

 I-470.  52.236-23  RESPONSIBILITY OF THE ARCHITECT-ENGINEER          APR 1984
                    CONTRACTOR
 I-471.  52.236-24  WORK OVERSIGHT IN ARCHITECT-ENGINEER CONTRACTS    APR 1984
*I-472.  52.236-25  REQUIREMENTS FOR REGISTRATION OF DESIGNERS        APR 1984
*I-478.  52.237-2   PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT,    APR 1984
                    AND VEGETATION
 I-546.  52.243-1   CHANGES--FIXED-PRICE                              APR 1984
 I-549.  52.243-1   Alternate III                                     APR 1984
 1-572.  52.244-4   SUBCONTRACTORS AND OUTSIDE ASSOCIATES             APR 1984
                    AND CONSULTANTS
 I-698.  52.249-7   TERMINATION (FIXED-RATE ARCHITECT-ENGINEER)       APR 1984

     D. CONSTRUCTION CPFF FOR CLINS 0003, 0004, 002AH, 002AJ, 002AN, 002AM AND OO2AR.

    I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPER 1) CLAUSES

  NO     FAR PARA   CLAUSE TITLE                                        DATE

  I-11.  52.202-1   DEFINITIONS                                       APR 1984
  I-12.  52.202-1   Alternate I                                       APR 1984
  I-27.  52.204-2   SECURITY REQUIREMENTS                             APR 1984
  I-29.  52.204-2   Alternate II                                      APR 1984
 I-153.  52.216-7   ALLOWABLE COST AND PAYMENT                        APR 1984
 I-156.  52.216-9   FIXED FEE-CONSTRUCTION                            APR 1984
 I-293.  52.223-3   HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL    APR 1984
                    SAFETY DATA
I-324C.  52.227-8   REPORTING OF ROYALTIES (FOREIGN)                  APR 1984
 I-406.  52.232-20  LIMITATION OF COST                                APR 1984
 I-419.  52.233-3   PROTEST AFTER AWARD                               JUN 1985
 I-420.  52.233-3   Alternate I                                       JUN 1985
 I-456.  52.236-13  ACCIDENT PREVENTION                               APR 1984
 I-463.  52.236-18  WORK OVERSIGN IN COST-REIMBURSEMENT               APR 1984
                    CONSTRUCTION CONTRACTS
 I-464.  52.236-19  ORGANIZATION AND DIRECTION OF THE WORK            APR 1984
 I-465.  52.236-20  SPECIAL REQUIREMENTS                              APR 1984
 I-466.  52.236-21  SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION      APR 1984
 I-529.  52.242-1   NOTICE OF INTENT TO DISALLOW COSTS                APR 1984
 I-552.  52.243-2   CHANGES--COSTS-REIMBURSEMENT                      APR 1984
 I-555.  52.243-2   Alternate III                                     APR 1984
 I-561.  52.243-6   CHANGE ORDER ACCOUNTING                           APR 1984
 I-562.  52.243-7   NOTICE OF CHANGES                                 APR 1984

     For the purposes of this clause the blank(s) are completed as follows:

                    (b)  30
                         --
                    (c)  30
                         --

 I-570.  52.244-2   SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER       JUL 1985
                    CONTRACTS)
I-570C.  52.244-2   Alternate I                                       APR 1985
 I-573.  52.244-5   COMPETITION IN SUBCONTRACTING                     APR 1984
 I-692.  52.249-6   TERMINATION (COST-REIMBURSEMENT)                  MAY 1986
 I-693.  52.249-6   Alternate I                                       APR 1984
 I-710.  52.249-14  EXCUSABLE DELAYS                                  APR 1984

     E. SUPPLIES CPFF, FOR CLIN 0005

  I-83.  52.210-5   NEW MATERIAL                                      APR 1984
  I-84.  52.210-7   USED OR RECONDITIONED MATERIAL,  RESIDUAL         APR 1984
                    INVENTORY, AND FORMER GOVERNMENT SURPLUS
                    PROPERTY
 I-135.  52.215-24  SUBCONTRACTOR COST OR PRICING DATA                APR 1985
 I-153.  52.216-7   ALLOWABLE COST AND PAYMENT                        APR 1984

                                                                   PAGE 40 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050


 I-155.  52.216-8    FIXED FEE                                      APR 1984
+I-263.  52.222-20   WALSH-HEALEY PUBLIC CONTRACTS ACT              APR 1984
 I-392.  52.232-9    LIMITATION ON WITHHOLDING OF PAYMENTS          APR 1984
 I-406.  52.232-20   LIMITATION OF COST                             APR 1984
 I-419.  52.233-3    PROTEST AFTER AWARD                            JUN 1985
 I-420.  52.233-3    Alternate I                                    JUN 1985
 I-529.  52.242-1    NOTICE OF INTENT TO DISALLOW COSTS             APR 1984
 I-552.  52.243-2    CHANGES--COST-REIMBURSEMENT                    APR 1984
 I-555.  52.243-2    Alternate III                                  APR 1984
 I-570.  52.244-2    SUBCONTRACTS (COST-REIMBURSEMENT AND           JUL 1985
                     LETTER CONTRACTS)
 I-570C. 52.244-2    Alternate I                                    APR 1985
 I-573.  52.244-5    COMPETITION IN SUBCONTRACTING                  APR 1984
 I-585.  52.245-5    GOVERNMENT PROPERTY (COST-REIMBURSEMENT,       JAN 1986
                     TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS)
 I-636.  52.247-1    COMMERCIAL BILL OF LADING NOTATIONS            APR 1984
 I-692.  52.249-6    TERMINATION (COST-REIMBURSEMENT)               MAY 1986
 I-710.  52.249-14   EXCUSABLE DELAYS                               APR 1984

         F. SERVICES CPFF, FOR CLINS 0006, 0007 AND 0012 (CLINS 0008 AS APPLICABLE)

 I-153.  52.216-7    ALLOWABLE COST AND PAYMENT                     APR 1984
 I-246.  52.222-2    PAYMENT FOR OVERTIME PREMIUMS                  APR 1984

         For the purposes of this clause the blank(s) are completed as follows:

                     $243,415.00
                     -----------

 I-339.  52.228-7    INSURANCE--LIABILITY TO THIRD PERSONS          APR 1984
 I-406.  52.232-20   LIMITATION OF COST                             APR 1984
 I-419.  52.233-3    PROTEST AFTER AWARD                            JUN 1985
 I-420.  52.233-3    Alternate I                                    JUN 1985
*I-478.  52.237-2    PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, APR 1984
                     AND VEGETATION
 I-529.  52.242-1    NOTICE OF INTENT TO DISALLOW COSTS             APR 1984
 I-570.  52.244-2    SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER    JUL 1985
                     CONTRACTS)
 I-570C. 52.244-2    Alternate I                                    APR 1985
 I-573.  52.244-5    COMPETITION IN SUBCONTRACTING                  APR 1984
 I-630.  52.246-25   LIMITATION OF LIABILITY--SERVICES              APR 1984
 I-692.  52.249-6    TERMINATION (COST-REIMBURSEMENT)               MAY 1986
 I-710.  52.249-14   EXCUSABLE DELAYS                               APR 1984

         G. THE SUBSTANCE OF FOLLOWING FAR CLAUSES WILL BE INCLUDED AS REQUIRED IN THE FFP CONSTRUCTION SUBCONTRACT. (REFERENCE PARAGRAPHS E-18, F-20, F-21, F-22, AND H-925(C) OF THIS CONTRACT):


 I-100.  52.212-3    COMMENCEMENT, PROSECUTION, AND COMPLETION      APR 1984
                     OF WORK
 I-103.  52.212-12   SUSPENSION OF WORK                             APR 1984
 I-312.  52.225-11   CERTAIN COMMUNIST AREAS                        APR 1984
 I-446.  52.236-3    SITE INVESTIGATION AND CONDITIONS AFFECTING    APR 1984
                     THE WORK                                       APR 1984
 I-447.  52.236-4    PHYSICAL DATA                                  APR 1984
 I-448.  52.236-5    MATERIAL AND WORKMANSHIP                       APR 1984
 I-449.  52.236-6    SUPERINTENDENCE BY THE CONTRACTOR              APR 1984
 I-450.  52.236-7    PERMITS AND RESPONSIBILITIES                   APR 1984
 I-451.  52.236-8    OTHER CONTRACTS                                APR 1984
*I-452.  52.236-9    PROTECTION OF EXISTING VEGETATION,             APR 1984
                     STRUCTURES, EQUIPMENT, UTILITIES, AND
                     IMPROVEMENTS
*I-453.  52.236-10   OPERATIONS AND STORAGE AREAS                   APR 1984
 I-454.  52.236-11   USE AND POSSESSION PRIOR TO COMPLETION         APR 1984
 I-455.  52.236-12   CLEANING UP                                    APR 1984
 I-456.  52.236-13   ACCIDENT PREVENTION                            APR 1984
 I-466.  52.236-21   SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION   APR 1984
 I-467.  52.236-21   Alternate I                                    APR 1984
 I-568.  52.244-1    SUBCONTRACTS (FIXED-PRICE CONTRACTS)           JAN 1986
 I-624.  52.246-21   WARRANTY OF CONSTRUCTION                       APR 1984

                                                                   PAGE 41 OF 43
                                         CONTRACT NUMBER F41608-84-C-A100-PZ0050

          II. DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES

          The following clauses are incorporated herein from the DOD FAR Supplement by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

          H.  THE FOLLOWING CLAUSES ARE APPLICABLE TO ALL CLINS IN THIS
              CONTRACT:

   I-22.  52.203-7       ANTI-KICKBACK PROCEDURES                 FEB 1987
  IA-23.  52.203-7002    STATUTORY COMPENSATION PROHIBITIONS      APR 1987
                         AND REPORTING REQUIREMENTS RELATING
                         TO CERTAIN FROMER DOD EMPLOYEES
 IA-152.  52.215-7000    AGGREGATE PRICING ADJUSTMENT             APR 1985
 IA-182.  52.217-7270    IDENTIFICATION OF SOURCES OF SUPPLY      OCT 1985
*IA-298.  52.225-7017    LIMITATION ON SALES COMMISSIONS AND      OCT 1980
                         FEES FOR FOREIGN GOVERNMENTS

          For the purposes of this clause the blank(s) are completed as follows:

                         SAUDI ARABIA
                         ------------

 IA-300.  52.225-7019    EXCLUSIONARY POLICIES AND PRACTICES OF   JAN 1977
                         FOREIGN GOVERNMENTS
 IA-332.  52.227-7013    RIGHTS IN TECHNICAL DATA AND COMPUTER    MAY 1987
                         SOFTWARE
 IA-338.  52.227-7018    RESTRICTIVE MARKINGS ON TECHNICAL DATA   MAY 1987
 IA-342.  52.227-7023    DRAWINGS AND OTHER DATA TO BECOME        MAR 1979
                         PROPERTY OF GOVERNMENT
 IA-346.  52.227.7029    IDENTIFICATION OF TECHNICAL DATA         MAR 1975
 IA-347.  52.227-7030    TECHNICAL DATA -- WITHHOLDING OF         JUL 1976
                         PAYMENT
 IA-348.  52.227-7031    DATA REQUIREMENTS                        APR 1972
 IA-349.  52.227-7032    RIGHTS IN TECHNICAL DATA AND COMPUTER    JUN 1975
                         SOFTWARE (FOREIGN)
 IA-353.  52.227-7037    VALIDATION OF RESTRICTIVE MARKINGS ON    MAY 1987
                         TECHNICAL DATA
 IA-363.  52.228-7003    CAPTURE AND DETENTION                    JUN 1968
 IA-399.  52.231-7000    SUPPLEMENTAL COST PRINCIPLES             APR 1984
 IA-425.  52.233-7000    CERTIFICATION OF REQUESTS FOR            FEB 1980
                         ADJUSTMENT OR RELIEF EXCEEDING $100,000
 IA-636.  52.242-7003    CERTIFICATION OF INDIRECT COSTS          APR 1986

                         (a) The Contractor shall certify any proposal to establish or modify billing rates or to establish final indirect cost rates in the form set forth in paragraph (b) of this clause. The certificate shall be signed on behalf of the Contractor by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal. The Contractor understands that if the Contractor fails to submit a certificate as required herein, payments on account of indirect cost shall be at rates unilaterally established by the Government.

                         (b) Certificate of Indirect Costs. The certificate of indirect costs shall read as follows:

                                    CERTIFICATE OF INDIRECT COSTS

                              This is to certify that to the best of my knowledge and belief:

                              1. I have reviewed the indirect cost proposal submitted herewith;

                              2.  All costs included in this proposal
                              (identify, date) to establish billing or final indirect cost rates for (identify period covered by rate) are allowable in accordance with the requirements of contracts to which they apply and with the cost principles of the Department of Defense applicable to those contracts;

                              3. This proposal does not include any costs which are unallowable under applicable cost principles of the Department of Defense, such as (without limitation): advertising and public relations costs, contributions and donations, entertainment costs, fines and penalties, lobbying costs, defense of fraud proceedings, and good will; and

                                                                 PAGE 42 OF 43
                                       CONTRACT NUMBER F41608-84-C-A100-PZ0050

                 4. All costs included in this proposal are properly allocable to Defense contracts on the basis of a beneficial or causal relationship between the expenses incurred and the contracts to which they are allocated in accordance with applicable acquisition regulations.

                 I declare under penalty of perjury that the foregoing is true and correct.

                 Firm: _______________________________________________________

                 Signature: __________________________________________________

                 Name of Corporate Official: _________________________________

                 Title: ______________________________________________________

                 Date of Execution: __________________________________________

        I. IN ADDITION TO THOSE CLAUSES LISTED IN PARAGRAPH A OF THIS PART, THE FOLLOWING CLAUSES ARE APPLICABLE TO CLINS 0001/0002 AND 0009:

IA-410. 52.232-7000 INVOICES                                           OCT 1982
IA-679. 52.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT           DEC 1969

        J. IN ADDITION TO THOSE CLAUSES LISTED IN PARAGRAPH A OF THIS PART, THE FOLLOWING CLAUSES ARE APPLICABLE TO CLINS 0003/0004:

IA-364. 52.228-7005 INSURANCE                                          JAN 1965
IA-461. 52.236-7000 COMPOSITION OF CONTRACTOR                          JAN 1965
IA-474. 52.236-7011 AIRFIELD SAFETY PRECAUTIONS                        APR 1968
IA-478. 52.236-7015 ESTIMATED COST, PERFORMANCE PERIOD                 JAN 1965

IA-479. 52.236-7016 DIRECT PAYMENTS                                    JAN 1965

        K. IN ADDITION TO THOSE CLAUSES LISTED IN PARAGRAPH G OF THIS PART, THE FOLLOWING ALSO APPLY:

IA-350. 52.227-7033 RIGHTS IN SHOP DRAWINGS                            APR 1966
IA-461. 52.236-7000 COMPOSITION OF CONTRACTOR                          JAN 1965
IA-462. 52.236-7001 MODIFICATION OF PROPOSALS - PRICE BREAKDOWN        APR 1968
IA-468. 52.236-7007 IDENTIFICATION OF EMPLOYEES                        JAN 1965
IA-469. 52.236-7008 SUPERINTENDENCE OF SUBCONTRACTORS                  JAN 1965
IA-474. 52.236-7011 AIRFIELD SAFETY PRECAUTIONS                        APR 1968

        LEGEND:
        -------

        * FOR THE PURPOSE OF THIS CONTRACT, ALL REFERENCES TO "GOVERNMENT" SHALL BE DEEMED TO MEAN "SAUDI ARABIAN GOVERNMENT".

        +  APPLICABLE ONLY TO WORK PERFORMED WITHIN CONTINENTAL UNITED STATES.

        # WHERE THE CLAUSE INDICATES ACTION ON THE PART OF THE SAUDI ARABIAN GOVERNMENT, THE WORDS "THROUGH THE PCO" ARE HEREBY ADDED.

        -  APPLICABLE ONLY TO SUPPLIES PURCHASED IN CONTINENTAL UNITED STATES.

        ++ NOT APPLICABLE TO WORK PERFORMED OUTSIDE THE UNITED STATES BY
           EMPLOYEES WHO WERE NOT RECRUITED WITHIN THE UNITED STATES.

                                                Page 43 of 43
                      CONTRACT NUMBER F41608-84-C-A100-PZ0050


  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
                          SECTION J
                      LIST OF ATTACHMENTS
    (All listed attachments are at the end of this document)


FORM NR          TITLE                       DATE             NR OF PAGES
- - -------          -----                       ----             -----------
Appendix "A"     Statement of Work           88 FEB 25             44
                 Peace Shield
                 Program Services (PS)

Appendix "C"     Statement of Work, Peace    87 OCT 08              3
                 Sun/Peace Hawk Close Out

DD Form 1423     Exhibit "A". Contract Data  88 JAN 22             11
                 Requirements List

                 List of approved computer   88 FEB 19             20
                 Hardware/Software
